                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2011

Item 1. Report to Shareholders

ANNUAL REPORT
D e c e m b e r 3 1 , 2 0 1 1

MARKET VECTORS
INTERNATIONAL ETFs

MARKET VECTORS
INDUSTRY ETFs

The information contained in these shareholder letters represent the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of December 31, 2011, and are subject to change.

MARKET VECTORS INTERNATIONAL/INDUSTRY ETFs

Dear Shareholder:

Market Vectors has five categories of ETFs: hard assets, international, industry (formerly called specialty), income and municipal bonds. This 2011 annual report includes information about our international and industry ETFs.

International ETFs

Investors who want exposure to international markets should seek out ETFs based on indices that truly reflect the economy of these markets.

Market Vectors ETFs are based on indices that are investable and tailor-made to offer comprehensive exposure to the market of interest. For example, the indices we use allow for full replication of a given country’s or region’s index. Our international ETFs employ indices that select stocks from a comprehensive investment universe that includes both domestic and offshore companies earning at least 50% of their revenues from the target country or region. Further, the percentage of each index attributable to a single stock is capped; we believe a limit helps to avoid concentrating a large amount of the index in only a few stocks. Finally, stocks included in each index must pass through strict liquidity filters helping the investability of the resulting index and this potentially helps the ETFs trade at tighter spreads and with less tracking error.

Combined, these elements aim to capture the real underlying economy focusing on investability, making Market Vectors ETFs a potentially attractive investment for shareholders seeking exposure to international markets.

Overview

Two major themes impacted all tiers of global stock markets – developed, emerging and frontier:

•   The continuing story of European sovereign debt problems, especially in the “peripheral” countries of Southern Europe (Portugal, Italy, Greece and Spain), led to a real threat of a recession across Europe in 2012. Because Europe is a large importer of products from diverse emerging and frontier markets, this theme casts a cloud over many economies, especially those that heavily rely on exports (e.g., Vietnam).

•   The U.S. dollar staged a strong rally in the last four months of 2011. Driven mainly by risk-aversion and deleveraging, this rally carried the U.S. Dollar Index[1] (DXY) from 74.48 on September 1, 2011 to 80.18 at yearend, a gain of 7.7%. Dollar strength creates a performance headwind for international stocks traded in “local currency.” For the full year 2011, currency losses detracted significantly from some Market Vectors international ETFs and modestly from others. Only three of our ETFs experienced positive currency impacts on 2011 performance, as shown in the following table.

Currency Impact on 2011 Total Return Performance (unaudited)
Significantly Negative: More than -5.0%		Modestly Negative: Zero to -5.0%		Positive
India Small-Cap Index (SCIF)	-11.38%	Egypt Index (EGPT)	-1.66%	China (PEK)*	+4.96%
Poland (PLND)	-10.96%	Indonesia Index (IDX)	-1.24%	Gulf States Index (MES)	+0.52%
Brazil Small-Cap (BRF)	-8.55%	Russia Small-Cap (RSXJ)	-1.53%	Russia (RSX)	+0.11%
Germany Small-Cap (GERJ)	-7.33%
Africa Index (AFK)	-6.45%
Colombia (COLX)	-6.22%
Latin America Small-Cap Index (LATM)	-5.50%
Vietnam (VNM)	-5.31%
Source: Van Eck Global Research * Data is approximate.

MARKET VECTORS INTERNATIONAL/INDUSTRY ETFs

One noteworthy trend in this area was the strength of the Chinese currency (renminbi or RMB). Just as the U.S. dollar’s reserve currency supremacy has long been driven by foreign investors’ appetite for U.S. Treasuries, the RMB’s strength is supported by growing demand for “Dim Sum bonds” - RMB-denominated bonds issued by Chinese or non-Chinese issuers that are available to persons outside of China. More than $230 billion of Dim Sum bonds have been issued since the market developed in 2007, according to our analysis. (On October 12, 2011, Market Vectors launched Renminbi Bond ETF (CHLC) to expand access to this growing market.) The combination of Europe’s sovereign debt issues and dollar strength produced an unusual pattern in 2012 - fairly high correlations among all tiers of international markets: developed, emerging and frontier. Normally, frontier markets experience relatively low correlations vs. developed and emerging markets. However, the overall risk aversion and currency-related losses drove virtually all international market returns in the same direction in 2011, especially during the market sell-off that occurred from late July through the end of September. Full-year 2011 performance of leading international equity indices is shown in the table below.

Index	2011 Total Return in U.S. Currency

MSCI World[2]	-5.02%
MSCI World Ex US3	-11.78%
MSCI Europe[4]	-10.50%
MSCI EAFE[5]	-11.73%
MSCI Emerging Markets[6]	-18.17%
MSCI Frontier Markets[7]	-18.38%

Source: Van Eck Global Research

For comparison, the Russell 3000 Index8 of the U.S. equity market returned +1.03% for 2011.

Russia

The Russian economy is continuing a slow but steady recovery from its 2008 financial crisis. We saw several positive signs of this trend in 2011 including real wage growth, credit expansion, a government budget surplus and GDP growth of 4.1%. For several years, Russia has been among the least expensive emerging markets to own on a price/earnings* (P/E) basis, with P/E discounts of about 40% to the MSCI Emerging Markets Index6. As the world largest oil exporting nation, Russia is energy-rich, and global energy dependence on oil remains Russia’s ace-in-the-hole, especially as international sanctions against Iran keep growing.

To be sure, risks remain for equity investors who diversify into Russia, including political instability. The Russian people have launched massive protests against Prime Minister Vladimir Putin’s current bid to return as President, amid widespread perceptions of election-rigging. Political events are set to develop rapidly in Russia in 2012, and a range of scenarios could develop. While some political analysts suggest that Putin could still win a “fair election,” middle-class outrage over corruption and power-hoarding remains a real threat to the system and economy.

*Price-to-Earnings (P/E) Ratio is the price of a stock divided by its earnings per share.

Brazil

Brazil’s already-strong attraction for foreign investors increased on 12/1/11, when the government announced the end of its Foreign Exchange Tax of 2% on equities. Previously, investors paid the tax on the front end of each investment, creating an instant drag on performance.

Just as important, Brazil’s government of President Dilma Rousseff has cut taxes and eased restrictions on consumer credit to maintain strong economic growth, while also attempting to moderate inflation. New cash is being pumped into the Brazilian economy through infrastructure projects associated with the 2014 World Cup and increased pension payments.

Indonesia

Indonesia was a bright spot among all emerging markets in 2012. On an NAV basis, Market Vectors Indonesia Index ETF (IDX) returned 0.22% for 2011 and 53.14% (annualized) from its inception on 1/15/09 through 12/31/11. Indonesia is the fourth largest nation in the world by population, with approximately 250 million people, and it does not depend primarily on foreign exports for GDP growth. The steady growth of Indonesia’s consumer segment, combined with government policies for targeting inflation, has created a strong foundation for consistent economic growth.

Other Emerging Markets

In many prior years, emerging markets outperformed developed markets and investors had opportunities to boost overall portfolio performance with allocations to attractive emerging markets such as Brazil, China and India. In 2011, however, most emerging markets cooled at about the same time, and at approximately the same rate.

Perhaps no emerging market is more closely watched than China’s “A-Shares.” A-Shares are issued by Chinese companies, are traded on the Shanghai Stock Exchange (Shenzen) and generally inaccessible to foreign investors as China’s government has historically limited access to its domestic equity market. Market Vectors increased access to this market with the 2010 launch of China ETF (PEK). China’s total equity market represents about one-third of all emerging market capitalization in the world, and the A-Share market accounts for 72% of China’s equity market.

During 2011, some prominent analysts signaled the potential for a “hard-landing” in China’s perennially high-growth economy. This negative sentiment weighed on the Chinese equity market and PEK, especially during the August and September 2011 downturn. We believe there is a low probability China’s economy will collapse or even significantly weaken. In the medium term, three to five years out, we think China’s GDP growth will naturally decline to a sustainable 5%-6% rate. But even this rate will put China on track to have a GDP as large as that of Germany, France and the U.K. combined in about five years. We also believe that after a long period of government policies to promote exports with an undervalued currency, the Chinese renminbi may be poised for gradual long-term strengthening. This belief was validated in 2011, when the renminbi was one of only a handful of global currencies to gain value against the dollar.

Of course, no emerging market generated more headlines in 2011 than Egypt. Market Vectors pioneered ETF access to the Egyptian stock market with the launch of Egypt Index ETF (EGPT) in February 2010, ten months before the “Arab Spring Uprising” began. The Fund maintained stability through Egypt’s 2011 political revolution, which led to a closure of its stock market for nearly two months. Egypt is an important emerging market – the third largest nation in Africa by population (behind Nigeria and Ethiopia) with the second largest

MARKET VECTORS INTERNATIONAL/INDUSTRY ETFs

stock market capitalization (behind South Africa). As democratic and economic reforms move forward, we believe Egypt has the potential to produce the rates of sustained economic growth that are the hallmark of attractive emerging markets.

Although India’s currency and stock market were weak in 2011, growth prospects for 2012 were lifted by the announcement of a large-scale government-led infrastructure development initiative.

Frontier Markets

With huge energy reserves helping to create a floor on stock market prices, the Gulf States of Kuwait, Qatar and the United Arab Emirates were among the best-performing frontier markets in 2011. This helped Market Vectors Gulf States Index ETF (MES) return -10.30% for the year, well above the MSCI Frontier Markets Index7 return of -18.38%.

Despite Africa’s vast natural resources and booming investment in infrastructure, most of the continent’s stock markets were susceptible in 2011 to general weakness in emerging/frontier markets, as well as a strong dollar. Market Vectors Africa Index ETF (AFK) continues to offer broad diversification among Africa’s top markets and public companies. The ETF’s heaviest exposures are in South Africa, Nigeria, Egypt, Morocco and offshore companies with significant African operations and revenues.

Vietnam is a frontier market in which an era of excessive economic growth, fueled mainly by exports, came to a halt in 2011. To some degree, all emerging and frontier markets could be negatively affected by any recession that materializes in Europe. However, the magnitude of the effects would be felt more in export-dependent countries such as Vietnam than in domestic-driven economics such as Indonesia.

In Europe itself, Poland is an example of an economy in which the local economy accounts for 70% of GDP, and exports to the rest of Europe are not critical drivers of market performance or economic resiliency. Even so, Market Vectors Poland ETF (PLND) underperformed broad benchmarks of emerging and frontier markets in 2011. This may have been due, in part, to rising street-level skepticism in Poland about the wisdom of integrating the Polish economy and currency with the European Union and euro. Until 2011, these outcomes were assumed to be only a matter of time. Now, doubts have been raised.

New ETF Launches in 2011

Market Vectors launched two new emerging markets ETFs in 2011: 1) Russia Small-Cap (RSXJ) as a complement to our Russia ETF (RSX) introduced in 2007; and 2) Colombia (COLX) as a follow-up to our ETF menu’s expansion into Latin America, which began with the introduction of Brazil Small-Cap (BRF) in 2009 and Latin America Small-Cap Index (LATM) in 2010. In addition, we launched our first international ETF in the developed country space, Germany Small-Cap ETF (GERJ).

Russian small-cap stocks operate primarily in service-type industries that tend to have lower fixed costs and debt levels than the country’s large industrial giants. They also are concentrated in sectors that the Russian government deems economically strategic. As the economic power of the “Russian bear” awakens, RSXJ gives investors a way to increase emphasis on smaller companies with the potential for high rates of growth.

We are continuing to expand ETF investment opportunities in South America wherever we see a combination of economic growth, open markets, and underserved niches. Colombia met those criteria for us this year, leading to the launch of COLX. The Andean region—consisting of Colombia, Bolivia, Ecuador and Peru—is one in which the political instabilities and protectionist models of the past are giving way to open markets, free trade, deregulation, and more favorable attitudes toward foreign direct investment and investor rights. Colombia also has the benefit of natural resources including expanding production of coal, gold and petroleum. In coal, Colombia is one of the world’s largest exporters and lowest-cost producers, with the largest reserves of energy-producing (bituminous) coal in Latin America. The country’s oil reserves have increased by 50% over the past three years with record levels of exploration. In addition, Colombia now ranks third in South America, behind only Brazil and Chile, in attracting foreign direct investment.

Germany remains the economic anchor of Europe with the largest national GDP, stable financial markets, and resiliency in the face of Europe’s overall economic stress. The launch of GERJ offers participation in the small-and mid-size (“Mittelstand”) companies that form the backbone of the German economy and dominate global markets in industries ranging from printing presses to high-pressure cleaners. This ETF also offers a way for asset-allocation portfolios to overweight smaller companies with potentially higher rates of growth, within an overall country allocation to Germany. Mittelstand companies comprise 99% of all German enterprises, employ more than 70% of the nation’s workers, and generate approximately half the country’s GDP. As of 12/31/11, GERJ and its index had 95 constituent stocks broadly diversified among major sectors of the German economy. We expect that the number of constituents will expand as the Fund’s assets increase.

In Summary

We believe investors are seeking access to an expanding number of international markets, including indexed single-country solutions for increasing emerging and frontier market exposure. Market Vectors was an ETF pioneer in opening access to selected markets in Africa, Asia, Europe and Latin America, and we will continue to explore expansion opportunities based on investment demand and investors’ interests. Although 2011 was a difficult year for most international equity markets, we continue to believe that global diversification is a sound idea. The dollar most likely will not always be as strong as it was in 2011, and the highest rates of economic growth almost surely will be found in emerging and frontier markets during the decades ahead.

On the following pages, you will find the performance for each of the Trust’s international and industry equity funds for the twelve month period ended December 31, 2011. You will also find the financial statements and portfolio information for each.

We value your ongoing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

MARKET VECTORS INTERNATIONAL/INDUSTRY ETFs

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

[2]

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[3]

MSCI World Ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Ex-US Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[4]

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

[5]

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[6]

MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[7]

MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index consists of the following 25 frontier market country indices: Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Nigeria, Oman, Pakistan, Qatar, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, United Arab Emirates and Vietnam.

[8]	Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MARKET VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	DJAFKT[2]

One Year	(24.04)%	(22.06)%	(21.65)%

Life* (annualized)	(10.42)%	(10.12)%	(8.80)%

Life* (cumulative)	(31.79)%	(30.99)%	(27.41)%

*since 7/10/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Africa Index ETF was 7/10/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 1.07% / Net Expense Ratio 0.81%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Dow Jones Africa Titans 50 IndexSM, licensed for use by Van Eck Associates Corporation, is calculated by Dow Jones Indexes. Dow Jones®, Titans and Dow Jones Africa Titans 50 Index are service marks of Dow Jones & Company, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Dow Jones Africa Titans 50 IndexSM (DJAFKT) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in Africa or that generate the majority of their revenues in Africa.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Africa Index ETF (AFK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for AFK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 14, 2008* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 5.0%	8	0.9%
Greater than or Equal to 4.5% And Less Than 5.0%	5	0.6%
Greater than or Equal to 4.0% And Less Than 4.5%	10	1.1%
Greater than or Equal to 3.5% And Less Than 4.0%	7	0.8%
Greater than or Equal to 3.0% And Less Than 3.5%	25	2.9%
Greater than or Equal to 2.5% And Less Than 3.0%	33	3.8%
Greater than or Equal to 2.0% And Less Than 2.5%	73	8.3%
Greater than or Equal to 1.5% And Less Than 2.0%	120	13.7%
Greater than or Equal to 1.0% And Less Than 1.5%	121	13.9%
Greater than or Equal to 0.5% And Less Than 1.0%	116	13.2%
Greater than or Equal to 0.0% And Less Than 0.5%	108	12.3%
Greater than or Equal to -0.5% And Less Than 0.0%	67	7.6%
Greater than or Equal to -1.0% And Less Than -0.5%	77	8.8%
Greater than or Equal to -1.5% And Less Than -1.0%	51	5.8%
Greater than or Equal to -2.0% And Less Than -1.5%	34	3.9%
Greater than or Equal to -2.5% And Less Than -2.0%	14	1.6%
Greater than or Equal to -3.0% And Less Than -2.5%	5	0.6%
Greater than or Equal to -3.5% And Less Than -3.0%	1	0.1%
Greater than or Equal to -4.0% And Less Than -3.5%	1	0.1%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%

	876	100.0%

* First day of secondary market trading.

MARKET VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVBRFTR[2]

One Year	(27.93)%	(27.47)%	(26.36)%

Life* (annualized)	25.01%	24.91%	25.59%

Life* (cumulative)	80.20%	79.81%	82.43%

*since 5/12/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Brazil Small-Cap ETF was 5/12/09.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.62% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors Brazil Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Brazil Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Brazil Small-Cap ETF (BRF)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BRF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 14, 2009* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	8	1.2%
Greater than or Equal to 2.5% And Less Than 3.0%	27	4.0%
Greater than or Equal to 2.0% And Less Than 2.5%	65	9.6%
Greater than or Equal to 1.5% And Less Than 2.0%	68	10.1%
Greater than or Equal to 1.0% And Less Than 1.5%	62	9.2%
Greater than or Equal to 0.5% And Less Than 1.0%	85	12.6%
Greater than or Equal to 0.0% And Less Than 0.5%	105	15.6%
Greater than or Equal to -0.5% And Less Than 0.0%	125	18.5%
Greater than or Equal to -1.0% And Less Than -0.5%	100	14.8%
Greater than or Equal to -1.5% And Less Than -1.0%	22	3.3%
Greater than or Equal to -2.0% And Less Than -1.5%	5	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.3%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.1%

	675	100.0%

* First day of secondary market trading.

MARKET VECTORS CHINA ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	CSIR0300[2]

One Year	(29.74)%	(21.98)%	(24.05)%

Life* (annualized)	(17.11)%	(19.80)%	(22.06)%

Life* (cumulative)	(20.41)%	(23.54)%	(26.16)%

*since 10/13/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors China ETF was 10/13/10

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 1.71% / Net Expense Ratio 0.72%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. The Market Vectors China ETF is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Market Vectors China ETF. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

China ETF (PEK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PEK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 14, 2010* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 16.0%	31	10.1%
Greater than or Equal to 15.0% And Less Than 16.0%	12	3.9%
Greater than or Equal to 14.0% And Less Than 15.0%	21	6.8%
Greater than or Equal to 13.0% And Less Than 14.0%	26	8.5%
Greater than or Equal to 12.0% And Less Than 13.0%	27	8.8%
Greater than or Equal to 11.0% And Less Than 12.0%	40	13.0%
Greater than or Equal to 10.0% And Less Than 11.0%	29	9.4%
Greater than or Equal to 9.0% And Less Than 10.0%	16	5.2%
Greater than or Equal to 8.0% And Less Than 9.0%	7	2.3%
Greater than or Equal to 7.0% And Less Than 8.0%	5	1.6%
Greater than or Equal to 6.0% And Less Than 7.0%	10	3.3%
Greater than or Equal to 5.0% And Less Than 6.0%	17	5.5%
Greater than or Equal to 4.0% And Less Than 5.0%	14	4.6%
Greater than or Equal to 3.0% And Less Than 4.0%	9	2.9%
Greater than or Equal to 2.0% And Less Than 3.0%	14	4.6%
Greater than or Equal to 1.0% And Less Than 2.0%	10	3.3%
Greater than or Equal to 0.0% And Less Than 1.0%	8	2.6%
Less Than 0.0%	11	3.6%

	307	100.0%

* First day of secondary market trading.

MARKET VECTORS COLOMBIA ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVCOLXTR[2]

Life* (cumulative)	(17.52)	(16.72)%	(16.35)%

* since 3/14/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Colombia ETF was 3/14/11.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/14/11) to the first day of secondary market trading in shares of the Fund (3/15/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 10.58% / Net Expense Ratio 0.75%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.75% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors Colombia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Colombia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Colombia Index (MVCOLXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Colombia, or that generate at least 50% of their revenues in Colombia.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Colombia ETF (COLX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for COLX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	March 15, 2011* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	9	4.4%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	8	3.9%
Greater than or Equal to 1.5% And Less Than 2.0%	5	2.5%
Greater than or Equal to 1.0% And Less Than 1.5%	25	12.3%
Greater than or Equal to 0.5% And Less Than 1.0%	40	19.7%
Greater than or Equal to 0.0% And Less Than 0.5%	47	23.2%
Greater than or Equal to -0.5% And Less Than 0.0%	35	17.2%
Greater than or Equal to -1.0% And Less Than -0.5%	17	8.4%
Greater than or Equal to -1.5% And Less Than -1.0%	6	3.0%
Greater than or Equal to -2.0% And Less Than -1.5%	8	3.9%
Greater than or Equal to -2.5% And Less Than -2.0%	2	1.0%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.5%
Less Than -3.0%	0	0.0%

	203	100.0%

* First day of secondary market trading.

MARKET VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVEGPTTR[2]

One Year	(51.70)%	(49.84)%	(51.75)%

Life* (annualized)	(32.62)%	(31.95)%	(33.18)%

Life* (cumulative)	(52.23)%	(51.34)%	(52.97)%

*since 2/16/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Egypt Index ETF was 2/16/10.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 1.20% / Net Expense Ratio 0.94%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors Egypt Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Egypt ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Egypt Index ETF (EGPT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EGPT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 18, 2010* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	46	9.7%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.8%
Greater than or Equal to 2.0% And Less Than 2.5%	18	3.8%
Greater than or Equal to 1.5% And Less Than 2.0%	56	11.8%
Greater than or Equal to 1.0% And Less Than 1.5%	54	11.4%
Greater than or Equal to 0.5% And Less Than 1.0%	67	14.3%
Greater than or Equal to 0.0% And Less Than 0.5%	62	13.1%
Greater than or Equal to -0.5% And Less Than 0.0%	35	7.4%
Greater than or Equal to -1.0% And Less Than -0.5%	54	11.4%
Greater than or Equal to -1.5% And Less Than -1.0%	42	8.9%
Greater than or Equal to -2.0% And Less Than -1.5%	18	3.8%
Greater than or Equal to -2.5% And Less Than -2.0%	6	1.3%
Greater than or Equal to -3.0% And Less Than -2.5%	7	1.5%
Less Than -3.0%	4	0.8%

	473	100.0%

* First day of secondary market trading.

MARKET VECTORS GERMANY SMALL-CAP ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVGERJTR[2]

Life* (cumulative)	(30.89)	(29.83)%	(29.19)%

*since 4/4/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Germany Small-Cap ETF was 4/4/11.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/4/11) to the first day of secondary market trading in shares of the Fund (4/5/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 8.62% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors Germany Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Germany Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Germany Small-Cap Index (MVGERJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Germany, or that generate at least 50% of their revenues in Germany.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Germany Small-Cap ETF (GERJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GERJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 5, 2011* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.5%
Greater than or Equal to 2.0% And Less Than 2.5%	2	1.1%
Greater than or Equal to 1.5% And Less Than 2.0%	8	4.3%
Greater than or Equal to 1.0% And Less Than 1.5%	16	8.5%
Greater than or Equal to 0.5% And Less Than 1.0%	28	14.9%
Greater than or Equal to 0.0% And Less Than 0.5%	45	23.9%
Greater than or Equal to -0.5% And Less Than 0.0%	41	21.8%
Greater than or Equal to -1.0% And Less Than -0.5%	26	13.8%
Greater than or Equal to -1.5% And Less Than -1.0%	14	7.4%
Greater than or Equal to -2.0% And Less Than -1.5%	2	1.1%
Greater than or Equal to -2.5% And Less Than -2.0%	2	1.1%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.5%
Less Than -3.0%	2	1.1%
	188	100.0%

* First day of secondary market trading.

MARKET VECTORS GULF STATES INDEX ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	DJMEST[2]

One Year	(14.49)%	(10.30)%	(9.74)%

Life* (annualized)	(17.39)%	(16.75)%	(16.42)%

Life* (cumulative)	(48.21)%	(46.82)%	(46.07)%

* since 7/22/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Gulf States Index ETF was 7/22/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 1.94% / Net Expense Ratio 0.98%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Dow Jones GCC Titans 40 IndexSM, licensed for use by Van Eck Associates Corporation, is calculated by Dow Jones Indexes. Dow Jones®, Titans and Dow Jones GCC Titans 40 Index are service marks of Dow Jones & Company, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Dow Jones Gulf States Titans 40 IndexSM (DJMEST) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies that are headquartered in countries belonging to the Gulf Cooperation Council (GCC) or that generate the majority of their revenues in these countries.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Gulf States Index ETF (MES)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MES is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 24, 2008* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 5.0%	16	1.8%
Greater than or Equal to 4.5% And Less Than 5.0%	6	0.7%
Greater than or Equal to 4.0% And Less Than 4.5%	1	0.1%
Greater than or Equal to 3.5% And Less Than 4.0%	13	1.5%
Greater than or Equal to 3.0% And Less Than 3.5%	9	1.0%
Greater than or Equal to 2.5% And Less Than 3.0%	33	3.8%
Greater than or Equal to 2.0% And Less Than 2.5%	38	4.4%
Greater than or Equal to 1.5% And Less Than 2.0%	71	8.2%
Greater than or Equal to 1.0% And Less Than 1.5%	71	8.2%
Greater than or Equal to 0.5% And Less Than 1.0%	105	12.1%
Greater than or Equal to 0.0% And Less Than 0.5%	98	11.3%
Greater than or Equal to -0.5% And Less Than 0.0%	105	12.1%
Greater than or Equal to -1.0% And Less Than -0.5%	77	8.9%
Greater than or Equal to -1.5% And Less Than -1.0%	68	7.8%
Greater than or Equal to -2.0% And Less Than -1.5%	54	6.2%
Greater than or Equal to -2.5% And Less Than -2.0%	45	5.2%
Greater than or Equal to -3.0% And Less Than -2.5%	30	3.5%
Greater than or Equal to -3.5% And Less Than -3.0%	19	2.2%
Greater than or Equal to -4.0% And Less Than -3.5%	4	0.5%
Greater than or Equal to -4.5% And Less Than -4.0%	2	0.2%
Greater than or Equal to -5.0% And Less Than -4.5%	2	0.2%
Less Than -5.0%	1	0.1%

	868	100.0%

* First day of secondary market trading.

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVSCIFTR[2]

One Year	(55.75)%	(55.63)%	(55.01)%

Life* (annualized)	(44.43)%	(44.01)%	(43.91)%

Life* (cumulative)	(54.85)%	(54.39)%	(54.28)%

* since 8/24/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors India Small-Cap Index ETF was 8/24/10.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 1.72% / Net Expense Ratio 0.85%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors India Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

India Small-Cap Index ETF (SCIF)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SCIF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 25, 2010* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	1	0.3%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	4	1.2%
Greater than or Equal to 1.5% And Less Than 2.0%	15	4.4%
Greater than or Equal to 1.0% And Less Than 1.5%	42	12.3%
Greater than or Equal to 0.5% And Less Than 1.0%	53	15.5%
Greater than or Equal to 0.0% And Less Than 0.5%	62	18.1%
Greater than or Equal to -0.5% And Less Than 0.0%	83	24.2%
Greater than or Equal to -1.0% And Less Than -0.5%	41	12.0%
Greater than or Equal to -1.5% And Less Than -1.0%	25	7.3%
Greater than or Equal to -2.0% And Less Than -1.5%	12	3.5%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.3%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.3%
Less Than -3.0%	2	0.6%

	342	100.0%

* First day of secondary market trading.

MARKET VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXTR[2]

One Year	(0.61)%	0.22%	0.78%

Life* (annualized)	53.12%	53.14%	54.54%

Life* (cumulative)	252.79%	252.92%	262.51%

* since 1/15/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Indonesia Index ETF was 1/15/09.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.64% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors Indonesia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Indonesia Index ETF (IDX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for INDO is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 20, 2009* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	10	1.3%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.7%
Greater than or Equal to 1.5% And Less Than 2.0%	8	1.1%
Greater than or Equal to 1.0% And Less Than 1.5%	80	10.7%
Greater than or Equal to 0.5% And Less Than 1.0%	186	25.0%
Greater than or Equal to 0.0% And Less Than 0.5%	199	26.7%
Greater than or Equal to -0.5% And Less Than 0.0%	114	15.3%
Greater than or Equal to -1.0% And Less Than -0.5%	75	10.1%
Greater than or Equal to -1.5% And Less Than -1.0%	31	4.2%
Greater than or Equal to -2.0% And Less Than -1.5%	12	1.6%
Greater than or Equal to -2.5% And Less Than -2.0%	7	0.9%
Greater than or Equal to -3.0% And Less Than -2.5%	6	0.8%
Less Than -3.0%	11	1.5%

	745	100.0%

* First day of secondary market trading.

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVLATMTR[2]

One Year	(30.82)%	(30.32)%	(29.80)%

Life* (annualized)	(4.76)%	(5.04)%	(4.48)%

Life* (cumulative)	(8.12)%	(8.60)%	(7.65)%

* since 4/6/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Latin America Small-Cap Index ETF was 4/6/10.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/6/10) to the first day of secondary market trading in shares of the Fund (4/7/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 1.32% / Net Expense Ratio 0.63%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.63% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors Latin America Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Latin America Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Latin America Small-Caps Index (MVLATMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in the Latin American region or that generate at least 50% of their revenues in the Latin American region.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Latin America Small-Cap Index ETF (LATM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for LATM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 7, 2010* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	40	9.1%
Greater than or Equal to 1.0% And Less Than 1.5%	67	15.2%
Greater than or Equal to 0.5% And Less Than 1.0%	65	14.8%
Greater than or Equal to 0.0% And Less Than 0.5%	76	17.3%
Greater than or Equal to -0.5% And Less Than 0.0%	119	27.0%
Greater than or Equal to -1.0% And Less Than -0.5%	53	12.0%
Greater than or Equal to -1.5% And Less Than -1.0%	11	2.5%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.5%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.7%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.2%
Less Than -3.0%	1	0.2%

	440	100.0%

* First day of secondary market trading.

MARKET VECTORS POLAND ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVPLNDTR[2]

One Year	(33.63)%	(33.60)%	(32.86)%

Life* (annualized)	(13.80)%	(13.67)%	(13.05)%

Life* (cumulative)	(26.81)%	(26.57)%	(25.46)%

* since 11/24/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Poland ETF was 11/24/09.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.84% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors Poland Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Poland ETF (PLND)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PLND is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	November 25, 2009* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	11	2.1%
Greater than or Equal to 1.0% And Less Than 1.5%	37	7.0%
Greater than or Equal to 0.5% And Less Than 1.0%	119	22.4%
Greater than or Equal to 0.0% And Less Than 0.5%	157	29.6%
Greater than or Equal to -0.5% And Less Than 0.0%	112	21.2%
Greater than or Equal to -1.0% And Less Than -0.5%	50	9.5%
Greater than or Equal to -1.5% And Less Than -1.0%	29	5.5%
Greater than or Equal to -2.0% And Less Than -1.5%	8	1.5%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.6%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.2%
Less Than -3.0%	1	0.2%

	529	100.0%

* First day of secondary market trading.

MARKET VECTORS RUSSIA ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	DXRPUS[2]

One Year	(28.16)%	(28.20)%	(28.34)%

Life* (annualized)	(6.74)%	(6.98)%	(7.24)%

Life* (cumulative)	(27.90)%	(28.77)%	(29.72)%

* since 4/24/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Russia ETF was 4/24/07.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.62% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

DAXglobal® Russia+ Index (DXRPUS), a trademark of Deutsche Börse AG, is licensed for use by Van Eck Associates Corporation. Deutsche Börse AG neither sponsors nor endorses the Fund and makes no representation as to the accuracy and/or completeness of DXRPUS or results to be obtained by any person from using DXRPUS in connection with trading the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

2	DAXglobal® Russia+ Index (DXRPUS) is a modified market capitalization-weighted index comprised of publicly traded companies that are domiciled in Russia.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Russia ETF (RSX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RSX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 30, 2007* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 5.0%	6	0.5%
Greater than or Equal to 4.5% And Less Than 5.0%	1	0.1%
Greater than or Equal to 4.0% And Less Than 4.5%	3	0.3%
Greater than or Equal to 3.5% And Less Than 4.0%	1	0.1%
Greater than or Equal to 3.0% And Less Than 3.5%	5	0.4%
Greater than or Equal to 2.5% And Less Than 3.0%	8	0.7%
Greater than or Equal to 2.0% And Less Than 2.5%	23	1.9%
Greater than or Equal to 1.5% And Less Than 2.0%	46	3.9%
Greater than or Equal to 1.0% And Less Than 1.5%	111	9.4%
Greater than or Equal to 0.5% And Less Than 1.0%	222	18.7%
Greater than or Equal to 0.0% And Less Than 0.5%	318	26.8%
Greater than or Equal to -0.5% And Less Than 0.0%	217	18.4%
Greater than or Equal to -1.0% And Less Than -0.5%	101	8.6%
Greater than or Equal to -1.5% And Less Than -1.0%	61	5.2%
Greater than or Equal to -2.0% And Less Than -1.5%	27	2.3%
Greater than or Equal to -2.5% And Less Than -2.0%	13	1.1%
Greater than or Equal to -3.0% And Less Than -2.5%	7	0.6%
Greater than or Equal to -3.5% And Less Than -3.0%	4	0.3%
Greater than or Equal to -4.0% And Less Than -3.5%	3	0.3%
Greater than or Equal to -4.5% And Less Than -4.0%	2	0.2%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	2	0.2%

	1181	100.0%

* First day of secondary market trading.

MARKET VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXJTR[2]

Life* (cumulative)	(35.78)%	(36.18)%	(36.06)%

* since 4/13/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Russia Small-Cap ETF was 4/13/11.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/13/11) to the first day of secondary market trading in shares of the Fund (4/14/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 7.02% / Net Expense Ratio 0.67%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors Russia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Russia Small-Cap ETF (RSXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RSXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 14, 2011* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	2	1.1%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.6%
Greater than or Equal to 2.0% And Less Than 2.5%	4	2.2%
Greater than or Equal to 1.5% And Less Than 2.0%	7	3.9%
Greater than or Equal to 1.0% And Less Than 1.5%	15	8.3%
Greater than or Equal to 0.5% And Less Than 1.0%	37	20.4%
Greater than or Equal to 0.0% And Less Than 0.5%	41	22.6%
Greater than or Equal to -0.5% And Less Than 0.0%	38	21.0%
Greater than or Equal to -1.0% And Less Than -0.5%	18	9.9%
Greater than or Equal to -1.5% And Less Than -1.0%	12	6.6%
Greater than or Equal to -2.0% And Less Than -1.5%	2	1.1%
Greater than or Equal to -2.5% And Less Than -2.0%	2	1.1%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.6%
Less Than -3.0%	1	0.6%
	181	100.0%

* First day of secondary market trading.

MARKET VECTORS VIETNAM ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	MVVNMTR[2]

One Year	(43.80)%	(41.11)%	(41.56)%

Life* (annualized)	(19.47)%	(18.97)%	(18.74)%

Life* (cumulative)	(40.38)%	(39.51)%	(39.09)%

* since 8/11/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Vietnam ETF was 8/11/09.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.86% / Net Expense Ratio 0.76%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Market Vectors Vietnam Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties. Market Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

Market Vectors Vietnam Index (MVVNMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Vietnam ETF (VNM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for VNM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 14, 2009* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 5.0%	42	7.0%
Greater than or Equal to 4.5% And Less Than 5.0%	10	1.7%
Greater than or Equal to 4.0% And Less Than 4.5%	8	1.3%
Greater than or Equal to 3.5% And Less Than 4.0%	16	2.7%
Greater than or Equal to 3.0% And Less Than 3.5%	18	3.0%
Greater than or Equal to 2.5% And Less Than 3.0%	27	4.5%
Greater than or Equal to 2.0% And Less Than 2.5%	41	6.8%
Greater than or Equal to 1.5% And Less Than 2.0%	62	10.3%
Greater than or Equal to 1.0% And Less Than 1.5%	99	16.4%
Greater than or Equal to 0.5% And Less Than 1.0%	70	11.5%
Greater than or Equal to 0.0% And Less Than 0.5%	66	11.0%
Greater than or Equal to -0.5% And Less Than 0.0%	25	4.2%
Greater than or Equal to -1.0% And Less Than -0.5%	23	3.8%
Greater than or Equal to -1.5% And Less Than -1.0%	40	6.7%
Greater than or Equal to -2.0% And Less Than -1.5%	22	3.7%
Greater than or Equal to -2.5% And Less Than -2.0%	17	2.8%
Greater than or Equal to -3.0% And Less Than -2.5%	7	1.2%
Greater than or Equal to -3.5% And Less Than -3.0%	2	0.3%
Greater than or Equal to -4.0% And Less Than -3.5%	1	0.2%
Greater than or Equal to -4.5% And Less Than -4.0%	3	0.5%
Greater than or Equal to -5.0% And Less Than -4.5%	1	0.2%
Less Than -5.0%	1	0.2%

	601	100.0%

* First day of secondary market trading.

MARKET VECTORS ENVIRONMENTAL SERVICES ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	AXENV[2]

One Year	(8.51)%	(8.36)%	(7.83)%

Five Year	1.97%	1.97%	2.50%

Life* (annualized)	4.05%	4.06%	4.61%

Life* (cumulative)	23.07%	23.12%	26.54%

* since 10/10/06

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Environmental Services ETF was 10/10/06.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.83% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

NYSE Arca Environmental Services Index (AXENV) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation. NYSE Euronext neither sponsors nor endorses the Fund and makes no representation as to the accuracy and/or completeness of AXENV or results to be obtained by any person from using the AXENV in connection with trading of the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

NYSE Arca Environmental Services Index (AXENV) is a modified equal dollar-weighted index comprised of publicly traded companies that are involved in the management, removal and storage of consumer waste and industrial byproducts and related environmental services.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Environmental Services ETF (EVX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EVX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 16, 2006* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	2	0.2%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	3	0.2%
Greater than or Equal to 1.0% And Less Than 1.5%	17	1.3%
Greater than or Equal to 0.5% And Less Than 1.0%	63	4.8%
Greater than or Equal to 0.0% And Less Than 0.5%	527	40.1%
Greater than or Equal to -0.5% And Less Than 0.0%	559	42.6%
Greater than or Equal to -1.0% And Less Than -0.5%	92	7.0%
Greater than or Equal to -1.5% And Less Than -1.0%	24	1.8%
Greater than or Equal to -2.0% And Less Than -1.5%	13	1.0%
Greater than or Equal to -2.5% And Less Than -2.0%	4	0.3%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.2%
Less Than -3.0%	3	0.2%

	1313	100.0%

* First day of secondary market trading.

MARKET VECTORS GAMING ETF

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Total Return	Share Price[1]	NAV	WAGRT[2]

One Year	(2.41)%	(1.87)%	(1.34)%

Life* (annualized)	(4.63)%	(4.51)%	(3.39)%

Life* (cumulative)	(17.05)%	(16.65)%	(12.71)%

* since 1/22/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Gaming ETF was 1/22/08.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/22/08) to the first day of secondary market trading in shares of the Fund (1/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Gross Expense Ratio 0.66% / Net Expense Ratio 0.65%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

S-Network Global Gaming IndexSM (WAGRT), a trademark of Stowe Global Indexes LLC, is licensed for use by Van Eck Associates Corporation. Stowe Global Indexes LLC neither sponsors or endorses the Fund and makes no representation as to the accuracy and/or completeness of WAGRT or results to be obtained by any person using WAGRT in connection with trading the Fund. WAGRT is calculated and maintained by Standard & Poor’s Custom Indices, which neither sponsors nor endorses the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]

S-Network Global Gaming IndexSM (WAGRT) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the global gaming industry.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Gaming ETF (BJK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BJK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 24, 2008* through December 31, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 5.0%	6	0.6%
Greater than or Equal to 4.5% And Less Than 5.0%	3	0.3%
Greater than or Equal to 4.0% And Less Than 4.5%	5	0.5%
Greater than or Equal to 3.5% And Less Than 4.0%	1	0.1%
Greater than or Equal to 3.0% And Less Than 3.5%	13	1.3%
Greater than or Equal to 2.5% And Less Than 3.0%	17	1.7%
Greater than or Equal to 2.0% And Less Than 2.5%	23	2.3%
Greater than or Equal to 1.5% And Less Than 2.0%	24	2.4%
Greater than or Equal to 1.0% And Less Than 1.5%	39	3.9%
Greater than or Equal to 0.5% And Less Than 1.0%	82	8.2%
Greater than or Equal to 0.0% And Less Than 0.5%	194	19.6%
Greater than or Equal to -0.5% And Less Than 0.0%	290	29.3%
Greater than or Equal to -1.0% And Less Than -0.5%	168	16.9%
Greater than or Equal to -1.5% And Less Than -1.0%	56	5.6%
Greater than or Equal to -2.0% And Less Than -1.5%	23	2.3%
Greater than or Equal to -2.5% And Less Than -2.0%	12	1.2%
Greater than or Equal to -3.0% And Less Than -2.5%	9	0.9%
Greater than or Equal to -3.5% And Less Than -3.0%	7	0.7%
Greater than or Equal to -4.0% And Less Than -3.5%	7	0.7%
Greater than or Equal to -4.5% And Less Than -4.0%	4	0.4%
Greater than or Equal to -5.0% And Less Than -4.5%	2	0.2%
Less Than -5.0%	9	0.9%

	994	100.0%

* First day of secondary market trading.

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2011- December 31, 2011

Africa Index ETF
Actual	$1,000.00	$834.50	0.81%	$3.75
Hypothetical**	$1,000.00	$1,021.12	0.81%	$4.13

Brazil Small-Cap ETF
Actual	$1,000.00	$743.00	0.62%	$2.72
Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16

China ETF
Actual	$1,000.00	$784.00	0.72%	$3.24
Hypothetical**	$1,000.00	$1,021.58	0.72%	$3.67

Colombia ETF
Actual	$1,000.00	$821.70	0.75%	$3.44
Hypothetical**	$1,000.00	$1,021.42	0.75%	$3.82

Egypt Index ETF
Actual	$1,000.00	$644.00	0.94%	$3.90
Hypothetical**	$1,000.00	$1,020.47	0.94%	$4.79

Germany Small-Cap ETF
Actual	$1,000.00	$686.30	0.55%	$2.34
Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.80

Gulf States Index ETF
Actual	$1,000.00	$947.40	0.98%	$4.81
Hypothetical**	$1,000.00	$1,020.27	0.98%	$4.99

India Small-Cap Index ETF
Actual	$1,000.00	$558.40	0.85%	$3.34
Hypothetical**	$1,000.00	$1,020.92	0.85%	$4.33

Indonesia Index ETF
Actual	$1,000.00	$915.30	0.61%	$2.94
Hypothetical**	$1,000.00	$1,022.13	0.61%	$3.11

Latin America Small-Cap Index ETF
Actual	$1,000.00	$743.60	0.63%	$2.77
Hypothetical**	$1,000.00	$1,022.03	0.63%	$3.21

Poland ETF
Actual	$1,000.00	$612.70	0.61%	$2.48
Hypothetical**	$1,000.00	$1,022.13	0.61%	$3.11

Russia ETF
Actual	$1,000.00	$699.50	0.62%	$2.66
Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16

Russia Small-Cap ETF
Actual	$1,000.00	$689.50	0.67%	$2.85
Hypothetical**	$1,000.00	$1,021.83	0.67%	$3.41

Vietnam ETF
Actual	$1,000.00	$718.50	0.76%	$3.29
Hypothetical**	$1,000.00	$1,021.37	0.76%	$3.87

Environmental Services ETF
Actual	$1,000.00	$782.90	0.55%	$2.47
Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.80

Gaming ETF
Actual	$1,000.00	$892.90	0.65%	$3.10
Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011) multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 0.4%
188,412	Paladin Energy Ltd. * #	$265,579

Canada: 4.8%
219,305	Eastern Platinum Ltd. *	116,302
115,348	First Quantum Minerals Ltd.	2,271,277
48,444	Nevsun Resources Ltd.	269,279
65,861	Semafo, Inc.	426,892

		3,083,750

Egypt: 15.8%
578,368	Commercial International Bank Egypt SAE #	1,798,657
30,151	Egyptian Co. for Mobile Services #	393,255
378,621	Egyptian Financial Group-Hermes Holding SAE * #	633,971
716,063	Egyptian Kuwaiti Holding Co. #	705,254
85,420	ElSewedy Electric Co. #	295,374
206,048	Ezz Steel #	128,237
89,477	Orascom Construction Industries #	3,001,962
3,118,314	Orascom Telecom Holding SAE * #	1,832,552
957,222	Talaat Moustafa Group * #	472,798
369,089	Telecom Egypt #	812,101

		10,074,161

Kenya: 1.2%
4,002,950	Equity Bank Ltd. #	770,062

Morocco: 13.1%
81,830	Attijariwafa Bank	3,342,377
44,617	Banque Marocaine du Commerce
	Exterieur	1,111,345
130,254	Douja Promotion Groupe Addoha S.A. #	1,062,428
180,568	Maroc Telecom #	2,859,384

		8,375,534

Nigeria: 19.6%
35,277,281	First Bank of Nigeria Plc #	1,938,944
31,509,093	Guaranty Trust Bank Plc #	2,768,122
8,175,583	Nigerian Breweries Plc #	4,770,568
31,558,043	United Bank for Africa Plc #	505,190
33,941,491	Zenith Bank Ltd. #	2,549,581

		12,532,405

Number of Shares		Value

South Africa: 25.1%
31,227	ABSA Group Ltd. #	$544,530
5,193	Anglo Platinum Ltd. #	341,599
37,734	AngloGold Ashanti Ltd. #	1,602,142
96,944	Aquarius Platinum Ltd. (GBP) #	235,776
26,525	Bidvest Group Ltd. #	508,003
236,537	FirstRand Ltd. #	606,909
71,227	Gold Fields Ltd. #	1,092,071
35,224	Harmony Gold Mining Co. Ltd. #	410,991
58,291	Impala Platinum Holdings Ltd. #	1,206,724
135,949	MTN Group Ltd. #	2,415,188
37,038	Naspers Ltd. #	1,617,705
44,665	Remgro Ltd. #	655,881
166,676	Sanlam Ltd. #	593,863
48,796	Sasol Ltd. #	2,322,591
125,103	Standard Bank Group Ltd. #	1,528,040
30,877	Vodacom Group Ltd. #	340,064

		16,022,077

United Kingdom: 19.8%
65,695	Acergy S.A. (NOK) * #	1,215,360
259,463	Afren Plc * #	345,486
48,876	African Minerals Ltd. * #	334,237
36,825	Lonmin Plc #	561,478
1,398,598	Old Mutual Plc #	2,943,801
118,648	Petra Diamonds Ltd. * #	212,147
22,064	Randgold Resources Ltd. (ADR)	2,252,734
219,265	Tullow Oil Plc #	4,767,607

		12,632,850

United States: 0.2%
62,323	Golden Star Resources Ltd. (CAD) *	102,214

Total Common Stocks
(Cost: $72,932,339)		63,858,632

MONEY MARKET FUND: 1.9%
(Cost: $1,173,911)
1,173,911	Dreyfus Government Cash Management Fund	1,173,911

Total Investments: 101.9%
(Cost: $74,106,250)		65,032,543
Liabilities in excess of other assets: (1.9)%		(1,194,506)

NET ASSETS: 100.0%		$63,838,037

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $53,966,212 which represents 84.5% of net assets.

See Notes to Financial Statements

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	21.8%	$14,152,270
Communications	15.8	10,270,249
Consumer, Non-cyclical	7.3	4,770,568
Diversified	2.9	1,869,138
Energy	9.7	6,328,453
Financial	35.6	23,170,618
Industrial	5.1	3,297,336
Money Market Fund	1.8	1,173,911

	100.0%	$65,032,543

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$—	$265,579	$—	$265,579
Canada	3,083,750	—	—	3,083,750
Egypt	—	10,074,161	—	10,074,161
Kenya	—	770,062	—	770,062
Morocco	4,453,722	3,921,812	—	8,375,534
Nigeria	—	12,532,405	—	12,532,405
South Africa	—	16,022,077	—	16,022,077
United Kingdom	2,252,734	10,380,116	—	12,632,850
United States	102,214	—	—	102,214
Money Market Fund	1,173,911	—	—	1,173,911

Total	$11,066,331	$53,966,212	$—	$65,032,543

See Notes to Financial Statements

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 74.1%
Basic Materials: 6.3%
1,255,035	Colossus Minerals, Inc. (CAD) *	$7,428,575
952,951	Jaguar Mining, Inc. (USD) * †	6,079,827
4,880,888	Mirabela Nickel Ltd. (AUD) * † #	5,577,494
2,614,184	MMX Mineracao e Metalicos S.A. *	9,348,134
2,455,050	Paranapanema S.A.	3,882,803

		32,316,833

Communications: 0.7%
793,050	B2W Cia Global Do Varejo	3,826,538

Consumer, Cyclical: 19.3%
505,300	Arezzo Industria e Comercio S.A.	6,284,927
359,300	Autometal S.A.	2,673,681
2,540,553	Brookfield Incorporacoes S.A.	6,742,119
2,633,800	Even Construtora e Incorporadora S.A.	8,726,382
57,683	Gol Linhas Aereas ADR Rights (USD 13.02, expiring 01/20/12) * #	—
1,158,087	Gol Linhas Aereas Inteligentes S.A. (ADR)	7,678,117
932,700	Grendene S.A.	3,845,309
776,700	Iochpe Maxion S.A.	10,514,234
509,000	Magazine Luiza S.A. *	2,603,329
572,350	Marisa Lojas S.A.	5,247,117
294,100	Positivo Informatica S.A.	911,351
2,212,967	Raia Drogasil S.A.	15,387,847
284,100	Restoque Comercio e Confeccoes de Roupas S.A. *	4,158,118
934,091	TAM S.A. (ADR) †	18,074,661
1,176,600	Tecnisa S.A.	6,339,542

		99,186,734

Consumer, Non-cyclical: 17.0%
639,600	American Banknote S.A.	7,475,288
1,280,000	Brazil Pharma S.A. *	5,832,998
775,530	Estacio Participacoes S.A.	7,479,847
717,000	Fleury S.A. *	8,226,136
345,658	Kroton Educacional S.A. Rights (BRL 17.50, expiring 01/23/12) *	98,217
520,800	M Dias Branco S.A.	13,318,408
1,506,700	Marfrig Alimentos S.A.	6,898,388
982,100	Mills Estruturas e Servicos de Engenharia S.A. *	9,319,485
540,550	Multiplus S.A.	9,346,060
299,150	Obrascon Huarte Lain Brasil S.A.	9,783,219
588,950	SLC Agricola S.A.	4,894,103
349,700	Technos S.A. *	2,962,209
1,005,800	Tereos Internacional S.A.	1,466,707

		87,101,065

Energy: 0.4%
11,225,800	Vanguarda Agro S.A. *	1,925,884

Financial: 18.5%
882,400	Aliansce Shopping Centers S.A.	6,741,295
1,764,200	BR Properties S.A.	17,497,762
1,483,300	Brasil Brokers Participacoes S.A.	4,437,375
726,400	Brasil Insurance Participacoes e Administracao S.A.	6,620,453
582,500	EZ TEC Empreendimentos e Participacoes S.A.	4,931,068
2,682,927	Gafisa S.A. (ADR)	12,341,464
1,613,490	GP Investments Ltd. (BDR) *	3,434,154

Number of Shares		Value

Financial: (continued)
353,950	Iguatemi Empresa de Shopping Centers S.A.	$6,577,085
1,010,700	JHSF Participacoes S.A.	2,969,380
308,761	LPS Brasil Consultoria de Imoveis S.A.	4,303,866
856,850	Odontoprev S.A.	12,219,386
2,064,000	Rossi Residencial S.A.	8,852,433
284,400	Sonae Sierra Brasil S.A.	3,659,349

		94,585,070

Industrial: 3.8%
2,408,700	LLX Logistica S.A. *	4,351,867
2,245,915	Magnesita Refratarios S.A. *	6,947,556
731,000	OSX Brazil S.A. *	4,506,903
278,400	Tegma Gestao Logistica S.A.	3,828,420

		19,634,746

Technology: 4.9%
1,403,650	Totvs S.A.	25,029,030

Utilities: 3.2%
672,250	Cia de Saneamento de Minas
	Gerais-COPA S.A.	12,037,609
623,303	Equatorial Energia S.A.	4,233,882

		16,271,491

Total Common Stocks
(Cost: $422,726,448)		379,877,391

PREFERRED STOCKS: 25.4%
Basic Materials: 2.3%
467,550	Cia de Ferro Ligas da Bahia	2,057,947
2,715,500	Suzano Papel e Celulose S.A.	9,812,342

		11,870,289

Communications: 1.0%
216,600	Saraiva S.A. Livreiros Editores	2,426,988
260,560	Telecomunicacoes Brasileiras S.A. *	2,444,605

		4,871,593

Consumer, Cyclical: 4.7%
2,790,000	Marcopolo S.A.	10,605,066
1,546,600	Randon Implementos e Participacoes S.A.	7,064,486
981,150	Sao Paulo Alpargatas S.A. *	6,522,590

		24,192,142

Consumer, Non-cyclical: 9.5%
243,500	Abril Educacao S.A. *	2,682,710
1,771,300	Anhanguera Educacional Participacoes S.A.	19,087,592
408,950	Contax Participacoes S.A.	4,582,257
706,700	Kroton Educacional S.A. *	6,967,545
1,139,000	Santos Brasil Participacoes S.A.	15,064,538

		48,384,642

Financial: 4.4%
605,850	Banco ABC Brasil S.A. *	4,050,368
759,050	Banco Industrial e Comercial S.A.	3,072,418
781,300	Banco Panamericano S.A. *	2,534,172
1,570,450	Sul America S.A.	12,713,467

		22,370,425

Industrial: 1.1%
2,657,108	Confab Industrial S.A. *	5,840,581

See Notes to Financial Statements

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Utilities: 2.4%
285,350	Centrais Eletricas de Santa Catarina S.A.	$5,542,544
70,700	Cia de Gas de Sao Paulo	1,660,185
280,050	Cia Energetica do Ceara	5,172,348

		12,375,077

Total Preferred Stocks
(Cost: $142,738,881)		129,904,749

MONEY MARKET FUND: 13.4%
(Cost: $68,655,999)
68,655,999	Dreyfus Government Cash Management Fund	68,655,999

Number of Shares		Value

Total Investments Before Collateral for Securities Loaned: 112.9%
(Cost: $634,121,328)		$578,438,139

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.9%
(Cost: $4,832,140)
4,832,140	Bank of New York Overnight Government Fund	4,832,140

Total Investments: 113.8%
(Cost: $638,953,468)		583,270,279
Liabilities in excess of other assets: (13.8)%		(70,695,298)

NET ASSETS: 100.0%		$512,574,981

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,691,136.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,577,494 which represents 1.1% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$26,739,339	$5,577,494	$—	$32,316,833
Communications	3,826,538	—	—	3,826,538
Consumer, Cyclical	99,186,734	—	—	99,186,734
Consumer, Non-cyclical	87,101,065	—	—	87,101,065
Energy	1,925,884	—	—	1,925,884
Financial	94,585,070	—	—	94,585,070
Industrial	19,634,746	—	—	19,634,746
Technology	25,029,030	—	—	25,029,030
Utilities	16,271,491	—	—	16,271,491
Preferred Stocks*	129,904,749	—	—	129,904,749
Money Market Funds	73,488,139	—	—	73,488,139

Total	$577,692,785	$5,577,494	$—	$583,270,279

* See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

CHINA ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

MONEY MARKET FUNDS: 68.0% (a)
2,058,780	Blackrock Federal Fund	$2,058,780
2,058,780	Dreyfus Government Cash Management Fund	2,058,780
2,058,780	Federated Government Obligation Fund	2,058,780
2,058,780	Fidelity Institutional Money Market Government Fund Class 1	2,058,780
2,058,780	Western Asset Institutional Government Money Market Fund	2,058,780

Total Money Market Funds
(Cost: $10,293,900)		10,293,900
Other assets less liabilities: 32.0%		4,844,675

NET ASSETS: 100.0%		$15,138,575

Number of Shares	Value

Total Return Swap Contracts - As of December 31, 2011, the Fund had outstanding swap contracts with the following terms:

Long Exposure

Counterparty	Referenced Obligation	Notional Amount	Rate	Rate Paid by the Fund at 12/31/11	Termination Date	% Of Net Assets	Unrealized Depreciation

Credit Suisse Securities (Europe) Limited	CSI 300 Total Return Index	$16,958,815	3-Month Libor Plus 0.75%	1.15%	01/18/12	(12.4%)	$(1,871,435)

Summary of Investments by Sector (unaudited)	% of Investments	Value

Money Market Funds	100.0%	$10,293,900

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Money Market Funds	$10,293,900	$—	$—	$10,293,900

Other Financial Instruments, net*	$—	$(1,871,435)	$—	$(1,871,435)

*	Other financial instruments, net include total return swap contracts.
(a)	All or a portion of these securities are segregated for swap collateral.

See Notes to Financial Statements

COLOMBIA ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 92.7%
Basic Materials: 3.8%
5,876	Continental Gold Ltd. (CAD) *	$43,374
3,611	Eco Oro Minerals Corp. (CAD) *	5,281
28,415	Gran Colombia Gold Corp. (CAD) *	14,504

		63,159

Consumer, Cyclical: 5.2%
6,499	Almacenes Exito S.A.	85,357

Consumer, Non-cyclical: 7.1%
10,368	Grupo Nutresa S.A.	116,596

Energy: 27.9%
2,986	C&C Energia Ltd. (CAD) *	22,188
39,473	Canacol Energy Ltd. (CAD) *	29,835
3,054	Ecopetrol S.A. (ADR)	135,964
13,352	Gran Tierra Energy, Inc. (USD) *	64,090
3,620	Pacific Rubiales Energy Corp. (CAD)	66,555
7,765	Parex Resources, Inc. (CAD) *	53,126
10,982	PetroMagdalena Energy Corp. (CAD) *	13,151
4,656	Petrominerales Ltd. (CAD)	75,684

		460,593

Financial: 27.1%
5,261	BanColombia S.A.	77,293
1,859	BanColombia S.A. (ADR)	110,722
1,193,678	Bolsa de Valores de Colombia	16,503
26,366	Cia Colombiana de Inversiones S.A.	52,025
111	Corp Financiera Colombiana S.A. *	1,879
5,040	Corp Financiera Colombiana S.A.	87,982
6,244	Grupo de Inversiones Suramericana S.A.	100,175

		446,579

Number of Shares		Value

Industrial: 13.0%
13,393	Cementos Argos S.A.	$75,031
15,347	Inversiones Argos S.A.	133,163
1,386,011	Tableros y Maderas de Caldas S.A.	7,136

		215,330

Utilities: 8.6%
13,027	Interconexion Electrica S.A. E.S.P.	75,266
61,631	Isagen S.A. E.S.P.	66,130

		141,396

Total Common Stocks (Cost: $1,810,668)		1,529,010

PREFERRED STOCKS: 7.2%
4,022	Banco Davivienda S.A.	43,280
115,564	Grupo Aval Acciones y Valores	76,307

Total Preferred Stocks (Cost: $122,307)		119,587

MONEY MARKET FUND: 6.7% (Cost: $110,944)
110,944	Dreyfus Government Cash
	Management Fund	110,944

Total Investments: 106.6% (Cost: $2,043,919)		1,759,541
Liabilities in excess of other assets: (6.6)%		(109,272)

NET ASSETS: 100.0%		$1,650,269

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks*	$1,529,010	$—	$—	$1,529,010
Preferred Stocks*	119,587	—	—	119,587
Money Market Fund	110,944	—	—	110,944

Total	$1,759,541	$—	$—	$1,759,541

* See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 100.0%
Basic Materials: 12.0%
1,176,509	Cenatamin PLC (GBP) *	$1,506,613
304,648	Egyptian Financial & Industrial Co. * #	451,684
1,306,035	Ezz Steel #	812,832
793,336	Sidi Kerir Petrochemcials Co. #	1,576,283

		4,347,412

Communications: 19.5%
113,445	Egyptian Co. for Mobile Services #	1,479,648
1,077,689	Orascom Telecom Holding SAE (GDR) * #	3,109,628
1,119,861	Telecom Egypt #	2,464,012

		7,053,288

Consumer, Cyclical: 1.2%
1,209,101	Arab Cotton Ginning Co. #	425,499

Consumer, Non-cyclical: 4.1%
2,295,189	Juhayna Food Industries * #	1,495,575

Diversified: 6.1%
2,239,615	Egyptian Kuwaiti Holding Co. #	2,205,808

Energy: 9.8%
2,592,572	Circle Oil Plc (GBP) * #	810,106
675,221	Maridive & Oil Services SAE #	957,699
223,190	Transglobe Energy Corp. (CAD) *	1,768,862

		3,536,667

Financial: 33.4%
5,033,988	Amer Group Holding * #	461,472
2,272,254	Citadel Capital Corp. * #	968,620
832,769	Commercial International Bank
	Egypt SAE #	2,589,814

Number of Shares		Value

Financial: (continued)
1,111,006	Egyptian Financial Group- Hermes Holding SAE * #	$1,860,293
3,173,343	Egyptian for Tourism Resorts Co. * #	444,242
310,122	Medinet Nasr Housing * #	564,866
506,188	National Societe Generale Bank SAE #	1,714,400
2,664,223	Palm Hills Developments SAE * #	484,561
1,820,207	Pioneers Holding * #	673,425
379,912	Six of October Development & Investment Co. #	504,921
3,662,893	Talaat Moustafa Group * #	1,809,202

		12,075,816

Industrial: 13.9%
400,823	ElSewedy Electric Co. #	1,386,005
92,797	Orascom Construction Industries (GDR)	3,145,818
981,418	South Valley Cement Co. #	489,162

		5,020,985

Total Common Stocks (Cost: $54,675,842)
		36,161,050

MONEY MARKET FUND: 0.2% (Cost: $74,910)
74,910	Blackrock Federal Fund	74,910

Total Investments: 100.2% (Cost: $54,750,752)		36,235,960
Liabilities in excess of other assets: (0.2)%		(81,340)

NET ASSETS: 100.0%		$36,154,620

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $29,739,757 which represents 82.3% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$1,506,613	$2,840,799	$—	$4,347,412
Communications	—	7,053,288	—	7,053,288
Consumer, Cyclical	—	425,499	—	425,499
Consumer, Non-cyclical	—	1,495,575	—	1,495,575
Diversified	—	2,205,808	—	2,205,808
Energy	1,768,862	1,767,805	—	3,536,667
Financial	—	12,075,816	—	12,075,816
Industrial	3,145,818	1,875,167	—	5,020,985
Money Market Fund	74,910	—	—	74,910

Total	$6,496,203	$29,739,757	$—	$36,235,960

See Notes to Financial Statements

GERMANY SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 93.2%
Basic Materials: 8.9%
550	H&R WASAG A.G. #	$11,791
1,756	SGL Carbon S.E. * #	86,694
5,095	Symrise A.G. #	136,097

		234,582

Communications: 6.0%
1,744	ADVA A.G. Optical Networking * #	8,182
1,231	Comdirect Bank A.G. #	11,941
2,225	Constantin Medien A.G. * #	3,694
2,220	Drillisch A.G. #	20,423
3,935	Freenet A.G. #	51,041
3,840	QSC A.G. * #	10,387
16,238	Sky Deutschland A.G. * #	29,556
830	Stroer Out-of-Home Media A.G. * #	13,666
171	XING A.G. * #	9,098

		157,988

Consumer, Cyclical: 12.3%
1,876	Air Berlin Plc * #	6,075
1,119	BayWa A.G. #	39,568
820	Beter Bed Holding NV (EUR) #	14,882
175	Bijou Brigitte A.G. #	16,564
903	CTS Eventim A.G. #	27,175
223	Delticom A.G. #	19,268
940	Douglas Holding A.G. #	33,890
1,395	ElringKlinger A.G. #	34,680
884	Gerry Weber International A.G. #	26,989
529	Grammer A.G. * #	8,927
600	Medion A.G.	12,088
2,234	Praktiker A.G. #	3,952
146	Rational A.G. #	31,774
179	Tipp24 S.E. * #	7,660
6,815	TUI A.G. * #	42,401

		325,893

Consumer, Non-cyclical: 10.5%
181	Bertrandt A.G. #	11,892
1,305	Carl Zeiss Meditec A.G. #	27,602
3,923	Evotec A.G. * #	11,868
737	GFK S.E. #	29,265
4,053	Micromet, Inc. (USD) *	29,141
911	Morphosys A.G. * #	20,706
255	Powerland A.G. * #	2,647
650	Sixt A.G. #	11,500
2,538	Stada Arzneimittel A.G. #	63,339
4,295	Wirecard A.G. #	69,151

		277,111

Energy: 1.8%
858	CropEnergies A.G. #	5,450
781	Fuchs Petrolub A.G. #	30,402
2,529	Nordex S.E. * #	12,975

		48,827

Financial: 15.2%
2,004	Aareal Bank A.G. * #	36,266
3,152	Alstria Office REIT-A.G. #	37,593
3,344	CA Immobilien Anlagen A.G. * #	35,970
3,132	Conwert Immobilien Invest S.E. #	34,750
464	Deutsche Beteiligungs A.G. #	9,368
1,894	Deutsche Euroshop A.G. #	60,940
4,223	Deutsche Wohnen A.G. #	56,251

Number of Shares		Value

Financial: (continued)
1,174	DIC Asset A.G. #	$8,158
3,049	GAGFAH S.A. #	15,708
1,130	GSW Immobilien A.G. * #	32,842
28,712	Hansteen Holdings Plc (GBP)	34,135
6,006	IVG Immobilien A.G. * #	16,335
3,092	TAG Immobilien A.G. * #	24,707

		403,023

Industrial: 30.1%
403	Asian Bamboo A.G. #	7,770
1,546	Aurubis A.G. #	82,522
1,810	Balda A.G. * #	10,183
409	Bauer A.G. #	11,187
1,378	Canadian Solar, Inc. (USD) *	3,665
341	CENTROTEC Sustainable A.G. #	4,982
3,769	Deutz A.G. * #	20,090
468	Duerr A.G. #	20,628
1,267	Gerresheimer A.G. #	52,870
2,125	Gildemeister A.G. * #	26,841
9,776	Heidelberger Druckmaschinen A.G. * #	15,714
703	Indus Holding A.G. #	17,199
1,654	Jenoptik A.G. * #	9,782
4,392	Kloeckner & Co S.E. #	56,385
609	Krones A.G. #	28,977
1,104	KUKA A.G. * #	20,233
1,408	Leoni A.G. #	46,971
2,242	MTU Aero Engines Holding A.G. #	143,588
935	NORMA Group * #	19,396
439	Pfeiffer Vacuum Technology A.G. #	38,461
1,707	Rheinmetall A.G. #	75,823
1,293	Rofin-Sinar Technologies, Inc. (USD) *	29,545
45	Roth & Rau A.G. *	1,033
263	Vossloh A.G. #	25,259
441	VTG A.G. #	7,604
901	Wacker Neuson S.E. #	11,148
2,386	Yingli Green Energy Holding Co. Ltd.
	(ADR) *	9,067

		796,923

Technology: 8.4%
4,201	AIXTRON SE #	53,552
597	Bechtle A.G. #	20,271
398	Centrotherm Photovoltaics A.G. #	5,105
2,626	Dialog Semiconductor Plc * #	42,735
3,858	Hanwha SolarOne Co. Ltd. (ADR) *	3,791
1,966	Kontron A.G. #	12,896
5,985	Q-Cells A.G. * #	4,015
3,689	Solarworld A.G. #	15,578
876	Suss Microtec A.G. * #	6,375
1,320	Wincor Nixdorf A.G. #	59,135

		223,453

Total Common Stocks (Cost: $3,508,163)		2,467,800

PREFERRED STOCKS: 4.6%
Consumer, Non-cyclical: 1.3%
235	Biotest A.G. #	12,134
274	Draegerwerk A.G. & Co. KGaA #	22,275

		34,409

Energy: 2.7%
1,628	Fuchs Petrolub A.G. #	71,242

See Notes to Financial Statements

Number of Shares		Value

Industrial: 0.6%
734	Jungheinrich A.G. #	$18,017

Total Preferred Stocks (Cost: $160,068)		123,668

CLOSED-END FUND: 2.1% (Cost: $59,599)
836	BB Biotech A.G. (EUR) #	55,316

MONEY MARKET FUND: 4.5% (Cost: $118,703)
118,703	Dreyfus Government Cash
	Management Fund	118,703

Total Investments: 104.4% (Cost: $3,846,533)		2,765,487
Liabilities in excess of other assets: (4.4)%		(116,932)

NET ASSETS: 100.0%		$2,648,555

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
USD	United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,524,319 which represents 95.3% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$—	$234,582	$—	$234,582
Communications	—	157,988	—	157,988
Consumer, Cyclical	12,088	313,805	—	325,893
Consumer, Non-cyclical	29,141	247,970	—	277,111
Energy	—	48,827	—	48,827
Financial	34,135	368,888	—	403,023
Industrial	43,310	753,613	—	796,923
Technology	3,791	219,662	—	223,453
Preferred Stocks*	—	123,668	—	123,668
Closed-End Fund	—	55,316	—	55,316
Money Market Fund	118,703	—	—	118,703

Total	$241,168	$2,524,319	$—	$2,765,487

* See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.9%
Bahrain: 4.4%
740,050	Ahli United Bank B.S.C.	$492,133
97,794	Bahrain Telecom Co.	101,685
137,742	Gulf Finance House E.C. *	19,973

		613,791

Iraq: 1.6%
180,115	DNO International ASA (NOK) * #	225,031

Kuwait: 38.0%
160,000	Boubyan Bank K.S.C. * #	339,253
120,000	Boubyan Petrochemicals Co.	241,249
127,918	Burgan Bank * #	218,375
270,000	Gulf Bank K.S.C. *	494,346
65,000	Investment Dar Co. K.S.C. * #	—
354,991	Kuwait Finance House #	1,148,910
132,231	Kuwait Investment Projects Co.
	K.S.C.C. #	145,014
350,000	Mobile Telecommunications Co. K.S.C.	1,130,856
273,629	National Bank of Kuwait S.A.K.	1,100,214
275,000	National Industries Group (Holding)
	S.A. * #	256,838
80,000	National Investments Co. K.S.C.C. * #	49,435
170,000	Public Warehousing Co. K.S.C. #	229,146

		5,353,636

Oman: 4.4%
205,526	Bank Muscat S.A.O.G. #	409,759
79,351	Omani Qatari Telecommunications Co.
	S.A.O.G. #	134,176
53,492	Renaissance Services S.A.O.G. #	75,863

		619,798

Qatar: 31.2%
26,353	Barwa Real Estate Co. Q.S.C. #	217,048
16,758	Commercial Bank of Qatar #	387,187
13,998	Doha Bank Q.S.C. #	246,757
99,544	Masraf Al Rayan Q.S.C. * #	762,990
6,772	Qatar Electricity & Water Co. Q.S.C. #	259,667
2,816	Qatar Fuel Co. #	189,192
37,505	Qatar Gas Transport Co. Ltd. (Nakilat) #	180,651

Number of Shares		Value

Qatar: (continued)
16,002	Qatar Islamic Bank S.A.Q. #	$371,337
27,633	Qatar National Bank S.A.Q. #	1,154,407
12,876	Qatar Telecom (QTel) Q.S.C. #	498,223
57,253	Vodafone Qatar QSC * #	118,789

		4,386,248

United Arab Emirates: 20.3%
530,528	Abu Dhabi Commercial Bank * #	401,816
619,441	Air Arabia PJSC #	98,984
312,243	Aldar Properties PJSC * #	78,442
198,441	Arabtec Holding Co. PJSC * #	86,140
876,060	Dana Gas PJSC * #	107,529
51,713	DP World Ltd. #	501,845
433,425	Dubai Financial Market PJSC * #	99,352
154,349	Dubai Islamic Bank #	81,617
809,204	Emaar Properties PJSC #	567,439
60,950	First Gulf Bank PJSC #	256,975
194,367	National Bank of Abu Dhabi PJSC #	580,200

		2,860,339

Total Common Stocks
(Cost: $13,646,304)		14,058,843

Principal Amount

CONVERTIBLE BOND: 0.0%
(Cost: $4,372)
$1,683	Bank Muscat S.A.O.G. 7.00%,
	03/20/14 #	5,027

Number of Shares

MONEY MARKET FUND: 4.9%
(Cost: $685,063)
685,063	Dreyfus Government Cash
	Management Fund	685,063

Total Investments: 104.8%
(Cost: $14,335,739)		14,748,933
Liabilities in excess of other assets: (4.8)%		(679,141)

NET ASSETS: 100.0%		$14,069,792

NOK	Norwegian Krone
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $10,483,414 which represents 74.5% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	1.6%	$241,249
Communications	13.5	1,983,729
Consumer, Cyclical	2.2	328,130
Consumer, Non-cyclical	3.4	501,845
Diversified	1.0	145,014
Energy	4.1	597,615
Financial	64.3	9,482,992
Industrial	2.3	342,978
Utilities	3.0	440,318
Money Market Fund	4.6	685,063

	100.0%	$14,748,933

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Bahrain	$613,791	$—	$—	$613,791
Iraq	—	225,031	—	225,031
Kuwait	2,966,665	2,386,971	—	5,353,636
Oman	—	619,798	—	619,798
Qatar	—	4,386,248	—	4,386,248
United Arab Emirates	—	2,860,339	—	2,860,339
Convertible Bond	—	5,027	—	5,027
Money Market Fund	685,063	—	—	685,063

Total	$4,265,519	$10,483,414	$—	$14,748,933

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Common Stock

Balance as of 12/31/10	$17,815
Realized loss	(66,881)
Change in unrealized appreciation	59,154
Purchases	—
Sales	(10,088)
Transfers in and/or out of Level 3 †	—

Balance as of 12/31/11	$—

† Security transferred out of Level 3 into Level 1, due to increased liquidity.

See Notes to Financial Statements

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 100.0%
Basic Materials: 4.6%
69,343	Adhunik Metaliks Ltd. #	$48,616
233,671	Chambal Fertilizers & Chemicals Ltd. #	332,928
38,913	Deepak Fertilizers & Petrochemicals
	Corp. Ltd. #	88,383
105,964	Gujarat Narmada Valley Fertilizers Co.
	Ltd. #	149,062
44,813	Gujarat State Fertilizers & Chemicals
	Ltd. #	280,566
2,105,939	Ispat Industries Ltd. * #	370,212
36,931	Jindal Poly Films Ltd. #	114,935
39,227	Uttam Galva Steels Ltd. * #	36,772

		1,421,474

Communications: 5.2%
142,477	Deccan Chronicle Holdings Ltd. * #	97,744
88,968	DEN Networks Ltd. * #	80,995
480,067	Mahanagar Telephone Nigam * #	205,894
109,094	Rediff.com India Ltd. (ADR) *	831,296
346,922	Sterlite Technologies Ltd. #	184,862
1,582,353	Sujana Towers Ltd. * #	211,281

		1,612,072

Consumer, Cyclical: 25.0%
1,011,032	Alok Industries Ltd. #	342,091
215,087	Amtek Auto Ltd. #	383,761
333,009	Amtek India Ltd. #	596,990
112,303	Arvind Ltd. * #	140,991
23,196	Bata India Ltd. #	231,348
27,645	Bombay Dyeing & Manufacturing Co.
	Ltd. #	179,840
70,915	Bombay Rayon Fashions Ltd. #	362,045
301,156	Cox & Kings Ltd. #	874,031
19,486	Eicher Motors Ltd. #	545,756
326,635	Hotel Leela Venture Ltd. #	179,780
58,862	Jet Airways India Ltd. * #	188,069
439,204	Kingfisher Airlines Ltd. * #	173,853
3,572	MRF Ltd. #	469,087
343,408	Rajesh Exports Ltd. #	808,932
39,388	Raymond Ltd. #	229,705
36,506	Shree Ganesh Jewellery House Ltd. #	61,351
318,685	SpiceJet Ltd. * #	100,957
26,692	SRF Ltd. #	119,973
21,657	State Trading Corp. India of Ltd. #	57,064
51,123	Timken India Ltd. #	163,267
7,265	TTK Prestige Ltd. #	343,415
362,021	TVS Motor Co. Ltd. #	354,402
44,145	UTV Software Communications Ltd. * #	814,161

		7,720,869

Consumer, Non-cyclical: 10.6%
115,452	Aptech Ltd. #	143,180
373,621	Aurobindo Pharma Ltd. #	598,422
718,022	Bajaj Hindusthan Ltd. #	320,942
401,735	Balrampur Chini Mills Ltd. #	255,092
16,844	Dredging Corp. of India Ltd. * #	71,237
34,651	Everonn Education Ltd. #	215,976
35,119	McLeod Russel India Ltd. #	124,589
48,027	Orchid Chemicals & Pharmaceuticals
	Ltd. #	114,293
1,267,885	REI Agro Ltd. #	393,479

Number of Shares		Value

Consumer, Non-cyclical: (continued)
619,248	Shree Renuka Sugars Ltd. #	$292,266
164,435	Sterling Biotech Ltd. #	66,113
30,438	Strides Arcolab Ltd. #	229,776
315,598	Sun Pharma Advanced Research Co.
	Ltd. * #	445,927

		3,271,292

Diversified: 3.3%
31,378	Aban Offshore Ltd. #	202,262
70,902	Century Textile & Industries Ltd. #	302,627
70,120	Prakash Industries Ltd. #	39,787
394,146	Sintex Industries Ltd. #	466,751

		1,011,427

Energy: 2.2%
1,052,537	Gujarat NRE Coke Ltd. #	318,462
94,204	Hindustan Oil Exploration Co. Ltd. * #	158,794
14,534	Reliance Industrial Infrastructure Ltd. #	79,422
33,468	Shiv-Vani Oil & Gas Exploration
	Services Ltd. #	117,690

		674,368

Financial: 18.8%
40,840	Ackruti City Ltd. #	137,572
201,196	Anant Raj Industries Ltd. #	150,004
270,473	Bank of Maharashtra Ltd. #	195,982
185,366	DB Realty Ltd. * #	172,438
58,813	Dewan Housing Finance Corp. Ltd. #	199,628
46,200	Financial Technologies India Ltd. #	461,241
57,174	Future Capital Holdings Ltd. #	132,821
991,465	Housing Development & Infrastructure
	Ltd. * #	993,486
1,745,902	IFCI Ltd. #	717,073
614,060	India Infoline Ltd. #	502,945
888,748	Indiabulls Real Estate Ltd. #	782,003
188,733	Karnataka Bank Ltd. #	231,466
471,239	Parsvnath Developers Ltd. * #	386,680
407,917	South Indian Bank Ltd. #	154,438
343,004	SREI Infrastructure Finance Ltd. #	157,655
207,199	United Bank of India Ltd. #	181,293
284,350	Vijaya Bank Ltd. #	241,572

		5,798,297

Industrial: 20.1%
29,750	A2Z Maintenance and Engineering
	Services Ltd. #	49,211
24,507	ABG Shipyard Ltd. #	180,551
25,053	BEML Ltd. #	214,589
63,670	BGR Energy Systems Ltd. #	214,329
81,935	Elecon Engineering Co. Ltd. #	83,961
238,321	Electrosteel Castings Ltd. #	76,463
269,817	Era Infra Engineering Ltd. #	694,761
118,605	Escorts Ltd. #	147,414
186,523	Gateway Distriparks Ltd. #	464,418
36,085	HEG Ltd. #	105,169
583,887	Hindustan Construction Co. Ltd. #	184,329
160,155	India Cements Ltd. #	198,411
653,212	IVRCL Infrastructures & Projects Ltd. #	346,865
150,313	Jai Corp. Ltd. #	144,831
152,703	Madras Cements Ltd. #	294,844
65,062	Maharashtra Seamless Ltd.	390,213
43,675	Man Infraconstruction Ltd. #	79,827

See Notes to Financial Statements

Number of Shares		Value

Industrial: (continued)
648,225	Mercator Lines Ltd. * #	$196,001
308,715	Nagarjuna Construction Co. Ltd. #	194,265
47,608	Patel Engineering Ltd. #	69,211
66,696	Praj Industries Ltd. #	94,043
383,563	Prism Cement Ltd. * #	270,316
865,733	Punj Lloyd Ltd. #	644,054
40,545	Uflex Ltd. #	78,664
283,382	VIP Industries Ltd. #	411,516
237,519	Welspun Corp. Ltd. #	375,266

		6,203,522

Technology: 8.0%
177,113	Educomp Solutions Ltd. #	638,975
29,995	Glodyne Technoserve Ltd. #	134,947
647,096	Hexaware Technologies Ltd. #	913,475
139,047	NIIT Ltd. #	95,908
59,530	NIIT Technologies Ltd. #	206,145
28,876	Persistent Systems Ltd. #	178,606
284,690	Rolta India Ltd. #	302,272

		2,470,328

Number of Shares		Value

Utilities: 2.2%
33,236	BF Utilities Ltd. * #	$174,208
73,856	Kalpataru Power Transmission Ltd. #	130,035
532,357	PTC India Ltd. #	389,040

		693,283

Total Common Stocks: 100.0%
(Cost: $52,539,510)		30,876,932
Other assets less liabilities: 0.0%		3,766

NET ASSETS: 100.0%		$30,880,698

ADR	American Depositary Receipt
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $29,655,423 which represents 96.0% of net assets.

(a)	Represents Consolidated Schedule of Investments

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$—	$1,421,474	$—	$1,421,474
Communications	831,296	780,776	—	1,612,072
Consumer, Cyclical	—	7,720,869	—	7,720,869
Consumer, Non-cyclical	—	3,271,292	—	3,271,292
Diversified	—	1,011,427	—	1,011,427
Energy	—	674,368	—	674,368
Financial	—	5,798,297	—	5,798,297
Industrial	390,213	5,813,309	—	6,203,522
Technology	—	2,470,328	—	2,470,328
Utilities	—	693,283	—	693,283

Total	$1,221,509	$29,655,423	$—	$30,876,932

See Notes to Financial Statements

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.9%
Basic Materials: 3.8%
16,427,000	Aneka Tambang Tbk PT #	$2,928,662
56,587,500	Borneo Lumbung Energi & Metal
	Tbk PT * #	5,165,837
24,056,500	Delta Dunia Makmur Tbk PT * #	1,772,257
12,652,500	Indah Kiat Pulp and Paper Corp.
	Tbk PT * #	1,713,562
10,267,000	International Nickel Indonesia Tbk PT #	3,615,782
2,421,349	Intrepid Mines Ltd. (AUD) * #	2,714,854

		17,910,954

Communications: 8.7%
8,021,000	Indosat Tbk PT #	4,990,506
1,041,598	Telekomunikasi Indonesia Tbk PT (ADR)	32,018,723
8,383,500	XL Axiata Tbk PT #	4,178,557

		41,187,786

Consumer, Cyclical: 11.3%
4,723,500	Astra International Tbk PT #	38,492,256
402,000	Jardine Cycle & Carriage Ltd. (SGD) #	14,920,158

		53,412,414

Consumer, Non-cyclical: 16.5%
1,550,000	Astra Agro Lestari Tbk PT #	3,704,244
35,555,000	Charoen Pokphand Indonesia Tbk PT #	8,412,865
29,864,000	Golden Agri-Resources Ltd. (SGD) #	16,459,943
2,272,000	Gudang Garam Tbk PT #	15,522,931
21,602,000	Indofood Sukses Makmur Tbk PT #	10,947,340
19,989,000	Kalbe Farma Tbk PT #	7,489,977
13,764,500	Perusahaan Perkebunan London
	Sumatra Indonesia Tbk PT #	3,410,924
5,631,500	Unilever Indonesia Tbk PT #	11,666,136

		77,614,360

Diversified: 2.3%
10,246,000	First Pacific Company Ltd. (HKD) #	10,631,179

Number of Shares		Value

Energy: 13.5%
62,954,500	Adaro Energy Tbk PT #	$12,251,453
949,350	Banpu PCL (THB) #	16,398,860
72,572,500	Bumi Resources Tbk PT #	17,339,524
1,946,000	Indo Tambangraya Megah PT #	8,281,681
6,722,500	Medco Energi Internasional Tbk PT #	1,793,877
3,968,000	Tambang Batubara Bukit Asam
	Tbk PT #	7,578,207

		63,643,602

Financial: 27.6%
42,807,000	Bank Central Asia Tbk PT #	37,701,503
15,091,848	Bank Danamon Indonesia Tbk PT #	6,816,369
38,574,651	Bank Mandiri PT #	28,668,315
36,704,432	Bank Negara Indonesia (Persero)
	Tbk PT #	15,353,208
41,789,000	Bank Rakyat Indonesia Tbk PT #	31,062,723
34,437,500	Bumi Serpong Damai PT #	3,720,810
95,384,500	Lippo Karawaci Tbk PT * #	6,934,966

		130,257,894

Industrial: 12.4%
336,643,000	Bakrie and Brothers Tbk PT * #	1,891,003
8,876,000	Indocement Tunggal Prakarsa Tbk PT #	16,666,161
14,301,000	Semen Gresik Persero Tbk PT #	18,044,611
7,524,969	United Tractors Tbk #	21,834,252

		58,436,027

Utilities: 3.8%
51,290,000	Perusahaan Gas Negara Tbk PT #	17,940,352

Total Common Stocks
(Cost: $495,979,590)		471,034,568

MONEY MARKET FUND: 1.6%
(Cost: $7,483,280)
7,483,280	Dreyfus Government Cash
	Management Fund	7,483,280

Total Investments: 101.5%
(Cost: $503,462,870)		478,517,848
Liabilities in excess of other assets: (1.5)%		(7,213,605)

NET ASSETS: 100.0%		$471,304,243

ADR	American Depositary Receipt
AUD	Australian Dollar
HKD	Hong Kong Dollar
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $439,015,845 which represents 93.1% of net assets.

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$—	$17,910,954	$—	$17,910,954
Communications	32,018,723	9,169,063	—	41,187,786
Consumer, Cyclical	—	53,412,414	—	53,412,414
Consumer, Non-cyclical	—	77,614,360	—	77,614,360
Diversified	—	10,631,179	—	10,631,179
Energy	—	63,643,602	—	63,643,602
Financial	—	130,257,894	—	130,257,894
Industrial	—	58,436,027	—	58,436,027
Utilities	—	17,940,352	—	17,940,352
Money Market Fund	7,483,280	—	—	7,483,280

Total	$39,502,003	$439,015,845	$—	$478,517,848

See Notes to Financial Statements

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 88.8%
Argentina: 1.7%
3,439	Banco Macro S.A. (ADR)	$67,060
4,929	Cresud S.A.C.I.F. y S.A. (ADR)	56,141
3,397	Grupo Financiero Galicia S.A. (ADR)	20,144
8,783	Pampa Energia S.A. (ADR)	94,417

		237,762

Australia: 0.5%
108,618	Beadell Resources Ltd. * #	66,927

Brazil: 28.8%
13,950	Aliansce Shopping Centers S.A.	106,574
10,145	American Banknote S.A.	118,569
8,000	Arezzo Industria e Comercio S.A.	99,504
5,650	Autometal S.A.	42,044
12,571	B2W Cia Global Do Varejo	60,656
27,900	BR Properties S.A.	276,719
23,450	Brasil Brokers Participacoes S.A.	70,152
11,500	Brasil Insurance Participacoes e
	Administracao S.A.	104,812
40,297	Brookfield Incorporacoes S.A.	106,940
10,650	Cia de Saneamento de Minas
	Gerais-COPA S.A.	190,704
9,900	Equatorial Energia S.A.	67,247
12,250	Estacio Participacoes S.A.	118,149
14,050	Eternit S.A.	67,039
41,750	Even Construtora e Incorporadora S.A.	138,327
9,200	EZ TEC Empreendimentos e
	Participacoes S.A.	77,881
11,400	Fleury S.A. *	130,792
42,504	Gafisa S.A. (ADR)	195,518
25,550	GP Investments Ltd. (BDR) *	54,381
14,750	Grendene S.A.	60,811
5,600	Iguatemi Empresa de Shopping
	Centers S.A.	104,059
5,550	Industrias Romi S.A.	20,055
29,750	Inpar S.A. *	31,899
12,350	Iochpe Maxion S.A.	167,183
16,050	JHSF Participacoes S.A.	47,154
10,900	Julio Simoes Logistica S.A.	54,580
5,019	Kroton Educacional S.A. Rights
	(BRL 17.50, expiring 01/23/12) *	1,426
38,200	LLX Logistica S.A. *	69,017
8,100	Login Logistica Intermodal S.A. *	29,790
4,860	LPS Brasil Consultoria de Imoveis S.A.	67,744
8,050	Magazine Luiza S.A. *	41,172
35,550	Magnesita Refratarios S.A. *	109,971
15,550	Mills Estruturas e Servicos de
	Engenharia S.A. *	147,559
6,000	Minerva S.A.	17,049
77,325	Mirabela Nickel Ltd. (AUD) * #	88,361
38,900	Paranapanema S.A.	61,523
4,700	Positivo Informatica S.A.	14,564
35,018	Raia Drogasil S.A.	243,497
4,500	Restoque Comercio e Confeccoes de
	Roupas S.A. *	65,862
4,500	Rodobens Negocios Imobiliarios S.A.	26,852
32,650	Rossi Residencial S.A.	140,035
9,350	SLC Agricola S.A.	77,697
4,550	Sonae Sierra Brasil S.A.	58,544

Number of Shares		Value

Brazil: (continued)
6,700	T4F Entretenimento S.A. *	$41,129
5,550	Technos S.A. *	47,012
18,650	Tecnisa S.A.	100,487
4,450	Tegma Gestao Logistica S.A.	61,194
15,900	Tereos Internacional S.A.	23,186
177,800	Vanguarda Agro S.A. *	30,503

		4,075,923

Canada: 22.8%
23,015	Alamos Gold, Inc.	396,479
17,096	Argonaut Gold, Inc. *	116,630
25,996	Aura Minerals, Inc. *	31,897
50,150	B2Gold Corp. *	152,604
14,853	Bear Creek Mining Corp. *	51,612
7,529	C&C Energia Ltd. *	55,946
102,917	Canacol Energy Ltd. *	77,788
65,750	Capstone Mining Corp. *	179,421
19,883	Colossus Minerals, Inc. *	117,688
14,815	Continental Gold Ltd. *	109,358
16,819	Endeavour Silver Corp. (USD) *	163,312
15,956	Exeter Resource Corp. (USD) *	41,645
16,898	Extorre Gold Mines Ltd. *	124,900
19,799	First Majestic Silver Corp. *	333,886
24,055	Fortuna Silver Mines, Inc. *	131,993
48,763	Gran Tierra Energy, Inc. (USD) *	234,062
25,828	Great Panther Silver Ltd. *	50,452
23,441	International Minerals Corp * #	128,353
8,643	MAG Silver Corp. (USD) *	57,562
15,680	Minefinders Corp. (USD) *	166,208
38,372	Minera Andes, Inc. *	57,629
19,577	Parex Resources, Inc. *	133,940
30,002	Rio Alto Mining Ltd. *	93,945
31,533	Scorpio Mining Corp. *	60,358
42,985	Sulliden Gold Corp Ltd. *	51,898
68,882	Torex Gold Resources Inc. *	115,620

		3,235,186

Chile: 12.2%
29,954	Administradora de Fondos de
	Pensiones Provida S.A.	131,406
56,997	AFP Habitat S.A.	69,121
81,864	AquaChile S.A. *	63,028
62,668	Besalco S.A.	84,548
815,786	Cia Pesquera Camanchaca S.A. *	77,731
958,801	Cia Sud Americana de Vapores S.A.
	Rights (CLP 0.20, expiring 01/17/12) *	831
1,259,134	Cia Sudamericana de Vapores S.A.	247,779
56,397	Cruz Blanca Salud S.A. *	55,182
30,390	Empresas Hites S.A.	18,911
444,165	Empresas Iansa S.A.	31,840
84,514	Inversiones Aguas Metropolitanas S.A.	129,821
410,683	Masisa S.A.	37,171
124,765	Multiexport Foods S.A.	36,265
5,173,753	Norte Grande S.A.	53,690
88,397	Parque Arauco S.A.	144,144
136,986	Ripley Corp. S.A.	130,526
47,304	Salfacorp S.A.	117,236
71,227	Sonda S.A.	171,205
64,600	Vina Concha y Toro S.A.	123,072

		1,723,507

See Notes to Financial Statements

Number of Shares		Value

Luxembourg: 0.4%
7,080	Adecoagro S.A. (USD) *	$58,552

Mexico: 13.4%
118,950	Alsea S.A.B de C.V.	120,018
136,350	Axtel S.A.B. de C.V. *	43,383
95,600	Bolsa Mexicana de Valores S.A.B.
	de C.V.	151,538
53,100	Cia Minera Autlan S.A.B de C.V.	59,741
255,650	Consorcio ARA S.A.B. de C.V.	70,532
82,050	Corp GEO S.A.B de C.V. *	101,308
2,859	Desarrolladora Homex S.A.B.
	de C.V. (ADR) *	48,231
87,150	Empresas ICA S.A.B. de C.V. *	104,919
17,700	Gruma, S.A. de C.V. (Class B) *	33,245
135,900	Grupo Aeromexico S.A.B. de C.V. *	226,911
32,750	Grupo Aeroportuario del Centro Norte
	S.A.B. de C.V.	51,162
3,843	Grupo Aeroportuario del Pacifico
	S.A.B. de C.V. (ADR)	129,740
2,287	Grupo Aeroportuario del Sureste
	S.A.B. de C.V. (ADR)	127,935
25,050	Grupo Famsa S.A.B. de C.V. *	21,595
24,450	Grupo Simec S.A.B de C.V. *	58,853
27,450	Industrias CH S.A.B. de C.V. *	92,453
556,000	TV Azteca S.A. de C.V.	348,628
99,800	Urbi Desarrollos Urbanos S.A.B.
	de C.V. *	113,569

		1,903,761

Panama: 0.7%
6,331	Banco Latinoamericano de
	Comercio Exterior S.A. (USD)	101,613

Peru: 0.6%
95,606	Ferreyros S.A.	80,839

Puerto Rico: 1.2%
8,297	Oriental Financial Group, Inc.	100,477
3,762	Triple-S Management Corp. *	75,315

		175,792

United Kingdom: 1.9%
88,287	Patagonia Gold Plc *	58,420
15,687	Silver Standard Resources, Inc. (USD) *	216,794

		275,214

United States: 4.6%
17,542	BPZ Resources, Inc. *	49,819
5,320	First Cash Financial Services, Inc. *	186,679
9,158	Gold Resource Corp.	194,607

Number of Shares		Value

United States: (continued)
6,408	Harvest Natural Resources, Inc. *	$47,291
15,097	Jaguar Mining, Inc. *	96,319
4,644	Superior Industries International, Inc.	76,812

		651,527

Total Common Stocks (Cost: $15,332,120)		12,586,603

PREFERRED STOCKS: 10.9%
Brazil: 10.2%
28,100	Anhanguera Educacional
	Participacoes S.A.	302,807
9,550	Banco ABC Brasil S.A. *	63,846
11,200	Banco Daycoval S.A.	56,443
12,050	Banco Industrial e Comercial S.A.	48,775
12,350	Banco Panamericano S.A. *	40,058
4,500	Centrais Eletricas de Santa Catarina
	S.A.	87,407
7,400	Cia de Ferro Ligas da Bahia	32,572
4,400	Cia Energetica do Ceara	81,265
42,140	Confab Industrial S.A. *	92,628
6,450	Contax Participacoes S.A.	72,272
11,650	Kroton Educacional S.A. *	114,860
44,200	Marcopolo S.A.	168,009
24,550	Randon Implementos e Participacoes
	S.A.	112,138
15,500	Sao Paulo Alpargatas S.A. *	103,042
3,450	Saraiva S.A. Livreiros Editores	38,657
4,085	Telecomunicacoes Brasileiras S.A. *	38,326

		1,453,105

Mexico: 0.7%
55,400	Controladora Comercial Mexicana
	S.A.B de C.V. *	92,104

Total Preferred Stocks
(Cost: $1,701,417)		1,545,209

MONEY MARKET FUND: 4.9%
(Cost: $698,338)
698,338	Dreyfus Government Cash
	Management Fund	698,338

Total Investments: 104.6%
(Cost: $17,731,875)		14,830,150
Liabilities in excess of other assets: (4.6)%		(649,242)

NET ASSETS: 100.0%		$14,180,908

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
CLP	Chilean Peso
USD	United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $283,641 which represents 2.0% of net assets.

See Notes to Financial Statements

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	25.0%	$3,704,738
Communications	3.6	529,650
Consumer, Cyclical	16.5	2,448,797
Consumer, Non-cyclical	12.0	1,781,749
Energy	4.2	629,349
Financial	16.3	2,410,639
Industrial	12.2	1,804,824
Technology	1.1	171,205
Utilities	4.4	650,861
Money Market Fund	4.7	698,338

	100.0%	$14,830,150

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Argentina	$237,762	$—	$—	$237,762
Australia	—	66,927	—	66,927
Brazil	3,987,562	88,361	—	4,075,923
Canada	3,106,833	128,353	—	3,235,186
Chile	1,723,507	—	—	1,723,507
Luxembourg	58,552	—	—	58,552
Mexico	1,903,761	—	—	1,903,761
Panama	101,613	—	—	101,613
Peru	80,839	—	—	80,839
Puerto Rico	175,792	—	—	175,792
United Kingdom	275,214	—	—	275,214
United States	651,527	—	—	651,527
Preferred Stocks:
Brazil	1,453,105	—	—	1,453,105
Mexico	92,104	—	—	92,104
Money Market Fund	698,338	—	—	698,338

Total	$14,546,509	$283,641	$—	$14,830,150

See Notes to Financial Statements

POLAND ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.9%
Basic Materials: 9.3%
63,342	KGHM Polska Miedz S.A. #	$2,030,413
676,283	Synthos S.A. #	861,797

		2,892,210

Communications: 10.9%
79,522	Cyfrowy Polsat S.A. * #	312,130
410,244	Netia S.A. * #	631,483
368,064	Telekomunikacja Polska S.A. #	1,843,449
203,498	TVN S.A. #	607,265

		3,394,327

Consumer, Non-cyclical: 5.6%
74,351	Central European Distribution
	Corp. (USD) * †	325,286
84,898	Jeronimo Martins, SGPS, S.A. (EUR) * #	1,406,520

		1,731,806

Energy: 18.5%
82,097	Grupa LOTOS S.A. * #	553,771
55,609	Jastrzebska Spolka Weglowa S.A. * #	1,352,648
26,991	Lubelski Wegiel Bogdanka S.A. #	814,481
156,365	Polski Koncern Naftowy Orlen S.A. * #	1,538,669
1,240,843	Polskie Gornictwo Naftowe I
	Gazownictwo S.A. #	1,471,550

		5,731,119

Financial: 36.0%
43,933	Bank Handlowy w Warszawie S.A. #	866,320
554,706	Bank Millennium S.A. #	611,612
48,685	Bank Pekao S.A. #	1,995,015
16,988	BRE Bank S.A. * #	1,212,823
433,176	Getin Holding S.A. * #	884,520
212,430	Globe Trade Centre S.A. * #	572,232
259,296	PKO Bank Polski S.A. #	2,418,574

Number of Shares		Value

Financial: (continued)
27,227	Powszechny Zaklad Ubezpieczen S.A. #	$2,441,319
16,272	Warsaw Stock Exchange #	166,709

		11,169,124

Industrial: 2.5%
225,544	Cersanit S.A. * #	267,401
8,519	PBG S.A. #	175,214
679,894	Polimex-Mostostal S.A. #	327,213

		769,828

Technology: 4.2%
93,889	Asseco Poland S.A. #	1,321,131

Utilities: 12.9%
172,179	Enea S.A. #	899,294
275,468	Polska Grupa Energetyczna S.A. #	1,655,315
932,370	Tauron Polska Energia S.A. #	1,447,395

		4,002,004

Total Common Stocks
(Cost: $47,759,815)		31,011,549

MONEY MARKET FUND: 4.9%
(Cost: $1,530,226)
1,530,226	Dreyfus Government Cash
	Management Fund	1,530,226

Total Investments Before Collateral for
Securities Loaned: 104.8%
(Cost: $49,290,041)		32,541,775

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR SECURITIES LOANED: 0.6%
(Cost: $178,745)
178,745	Bank of New York Overnight
	Government Fund	178,745

Total Investments: 105.4%
(Cost: $49,468,786)		32,720,520
Liabilities in excess of other assets: (5.4)%		(1,686,180)

NET ASSETS: 100.0%		$31,034,340

EUR	Euro
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $175,170.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $30,686,263 which represents 98.9% of net assets.

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$—	$2,892,210	$—	$2,892,210
Communications	—	3,394,327	—	3,394,327
Consumer, Non-cyclical	325,286	1,406,520	—	1,731,806
Energy	—	5,731,119	—	5,731,119
Financial	—	11,169,124	—	11,169,124
Industrial	—	769,828	—	769,828
Technology	—	1,321,131	—	1,321,131
Utilities	—	4,002,004	—	4,002,004
Money Market Funds	1,708,971	—	—	1,708,971

Total	$2,034,257	$30,686,263	$—	$32,720,520

See Notes to Financial Statements

RUSSIA ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 100.0%
Basic Materials: 21.3%
154,214	Akron JSC (USD)	$6,303,935
4,322,044	EVRAZ Plc (GBP) *	25,168,191
4,924,145	JSC MMC Norilsk Nickel (ADR) #	75,245,008
2,779,766	Magnitogorsk Iron & Steel Works
	(GDR) # Reg S	13,495,111
1,346,194	Mechel OAO (ADR)	11,442,649
1,938,158	Novolipetsk Steel (GDR) #	37,938,247
1,291,540	Polymetal International (GBP) * †	21,958,583
3,258,828	Severstal (GDR) † # Reg S	37,052,646
49,125,000	United Company RUSAL Plc
	(HKD) * † #	31,047,422
2,001,562	Uralkali (GDR) † # Reg S	72,074,448

		331,726,240

Communications: 12.3%
508,765	CTC Media, Inc. (USD)	4,461,869
674,680	Mail.ru Group Ltd. (GDR) * † #	17,512,557
3,341,307	Mobile TeleSystems OJSC (ADR)	49,050,387
9,518,275	Rostelecom *	44,924,411
1,560,371	Sistema JSFC (GDR) † # Reg S	26,189,378
5,232,869	VimpelCom Ltd. (ADR)	49,555,269

		191,693,871

Consumer, Cyclical: 0.4%
3,591,653	Aeroflot - Russian Airlines OJSC
	(USD)	5,621,932

Consumer, Non-cyclical: 4.1%
1,438,698	Magnit OAO (GDR) * † # Reg S	30,396,888
867,617	O’Key Group S.A. (GDR) † #	5,936,507
339,500	Pharmacy Chain 36.6 OAO (USD) *	407,486
488,880	Pharmstandard (GDR) * † # Reg S	6,875,953
877,257	X5 Retail Group N.V. (GDR) * #	19,996,321

		63,613,155

Energy: 40.3%
3,066,603	Gazprom Neft OAO (ADR) † #	71,896,256
578,541	Integra Group (GDR) * #	1,027,206
2,017,377	Lukoil (ADR) #	106,778,133
764,295	Novatek OAO (GDR) † # Reg S	95,609,670
11,825,037	OAO Gazprom (ADR) #	125,983,223
2,524,996	Raspadskaya	7,810,449
17,904,379	Rosneft Oil Co. (GDR) * #	117,829,882
8,416,281	Surgutneftegaz (ADR) #	65,737,963
1,174,517	Tatneft (ADR) † # Reg S	34,715,428

		627,388,210

Number of Shares		Value

Financial: 11.6%
1,665,957	LSR Group (GDR) † # Reg S	$5,611,646
1,595,167	PIK Group (GDR) * † # Reg S	3,927,437
45,329,622	Sberbank RF	110,924,713
16,914,295	VTB Bank OJSC (GDR) † # Reg S	60,888,417

		181,352,213

Industrial: 1.3%
511,395	Globaltrans Investment Plc (GDR) #	7,021,128
830,464	Novorossiysk Commercial Sea Port (GDR) † # Reg S	6,209,878
758,014	OAO TMK (GDR) #	6,807,439

		20,038,445

Utilities: 8.7%
203,893,804	E.ON Russia JSC (USD) *	13,615,213
4,061,638,871	Federal Grid Co. Unified Energy
	System JSC (USD)	35,441,861
138,942,369	IDGC Holding JSC *	9,910,759
31,420,785,755	Inter RAO UES	33,965,869
7,410,870	Irkutsk Electronetwork Co
	JSC (USD) * §	117,735
128,546,086	Mosenergo OAO	6,822,455
211,666,506	OGK-1 OAO *	4,276,087
88,591,491	OGK-2 (USD) *	2,074,547
17,269,424	OGK-2 OAO	404,398
9,388,161	RusHydro (ADR) † #	28,591,184

		135,220,108

Total Common Stocks
(Cost: $2,070,573,264)		1,556,654,174

MONEY MARKET FUND: 2.4%
(Cost: $36,940,885)
36,940,885	Dreyfus Government Cash
	Management Fund	36,940,885

Total Investments Before Collateral for
Securities Loaned: 102.4%
(Cost: $2,107,514,149)		1,593,595,059

SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 5.9%
(Cost: $92,272,429)
92,272,429	Bank of New York Overnight
	Government Fund	92,272,429

Total Investments: 108.3%
(Cost: $2,199,786,578)		1,685,867,488
Liabilities in excess of other assets: (8.3)%		(128,865,252)

NET ASSETS: 100.0%		$1,557,002,236

See Notes to Financial Statements

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $87,713,481.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,112,395,376 which represents 71.4% of net assets.

§	Illiquid Security — the aggregate value of illiquid securities is $117,735 which represents 0.0% of net assets.
Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$64,873,358	$266,852,882	$—	$331,726,240
Communications	147,991,936	43,701,935	—	191,693,871
Consumer, Cyclical	5,621,932	—	—	5,621,932
Consumer, Non-cyclical	407,486	63,205,669	—	63,613,155
Energy	7,810,449	619,577,761	—	627,388,210
Financial	110,924,713	70,427,500	—	181,352,213
Industrial	—	20,038,445	—	20,038,445
Utilities	106,511,189	28,591,184	117,735	135,220,108
Money Market Funds	129,213,314	—	—	129,213,314

Total	$573,354,377	$1,112,395,376	$117,735	$1,685,867,488

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

	Capital Support Agreement	Common Stock

Balance as of 12/31/10	$318,673	$147,699
Realized loss	(151,078)	—
Change in unrealized appreciation (depreciation)	436,715	(29,964)
Purchases	—	—
Sales	(604,310)	—
Transfers in and/or out of level 3	—	—

Balance as of 12/31/11	$—	$117,735

See Notes to Financial Statements

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 91.3%
Basic Materials: 11.8%
2,158	Akron JSC (USD)	$88,214
47,534	High River Gold Mines Ltd. (CAD) *	56,019
25,020	Highland Gold Mining Ltd. (GBP) #	73,253
198,000	IRC Ltd. (HKD) * #	26,906
13,436	Petropavlovsk Plc (GBP) #	128,669

		373,061

Communications: 3.5%
12,816	CTC Media, Inc. (USD)	112,396

Consumer, Cyclical: 6.2%
95,500	Aeroflot - Russian Airlines OJSC (USD)	149,484
75,400	AvtoVAZ OAO (USD) *	47,312

		196,796

Consumer, Non-cyclical: 13.9%
13,991	Central European Distribution Corp. (USD) *	61,211
19,687	ITE Group Plc (GBP) #	62,412
8,500	O’Key Group S.A. (GDR) #	58,160
8,320	Pharmacy Chain 36.6 OAO (USD) *	9,986
15,034	Pharmstandard (GDR) * # Reg S	211,449
5,703	Ros Agro Plc (GDR) *	37,640

		440,858

Energy: 17.1%
20,917	Alliance Oil Co. Ltd. * #	260,172
23,757	Exillon Energy Plc (GBP) * #	92,559
39,948	Heritage Oil Ltd. (GBP) * #	119,414
40,483	Intergra Group (GDR) * #	71,878

		544,023

Financial: 15.8%
18,689	Etalon Group Ltd. (GDR) * #	87,504
17,486	LSR Group (GDR) # Reg S	58,900
69,205	PIK Group (GDR) * # Reg S	170,389
120,097	Raven Russia Ltd. (GBP) #	97,195
22,853	Vostok Nafta Investment Ltd. * #	86,914

		500,902

Number of Shares		Value

Industrial: 14.3%
11,281	Globaltrans Investment Plc (GDR) #	$154,881
9,810	Hydraulic Machines and Systems Group Plc (GDR) * #	43,384
17,433	Novorossiysk Commercial Sea Port (GDR) # Reg S	130,357
757	Vsmpo-Avisma Corp. (USD)	124,258

		452,880

Utilities: 8.7%
6,200	Krasnoyarsk Hydro-Power Plant (USD) *	18,817
3,703,000	OGK-1 OAO (USD) *	74,808
1,808,747	OGK-2 (USD) *	42,355
1,302,000	OGK-2 OAO (USD)	30,489
200,607,000	TGK-1 OAO (USD)	57,775
1,934,000	WGC-3 OJSC (USD) *	51,661

		275,905

Total Common Stocks
(Cost: $4,182,704)		2,896,821

PREFERRED STOCK: 8.6%
(Cost: $253,251)
178	AK Transneft OAO (USD)	274,168

MONEY MARKET FUND: 3.8%
(Cost: $119,397)
119,397	Dreyfus Government Cash Management Fund	119,397

Total Investments: 103.7%
(Cost: $4,555,352)		3,290,386
Liabilities in excess of other assets: (3.7)%		(118,352)

NET ASSETS: 100.0%		$3,172,034

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,934,396 which represents 61.0% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$144,233	$228,828	$—	$373,061
Communications	112,396	—	—	112,396
Consumer, Cyclical	196,796	—	—	196,796
Consumer, Non-cyclical	108,837	332,021	—	440,858
Energy	—	544,023	—	544,023
Financial	—	500,902	—	500,902
Industrial	124,258	328,622	—	452,880
Utilities	275,905	—	—	275,905
Preferred Stock	274,168	—	—	274,168
Money Market Fund	119,397	—	—	119,397

Total	$1,355,990	$1,934,396	$—	$3,290,386

See Notes to Financial Statements

VIETNAM ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.1%
Basic Materials: 5.3%
4	Hoa Sen Group #	$2
9,410,580	PetroVietnam Fertilizer & Chemical JSC #	10,646,539

		10,646,541

Consumer, Cyclical: 2.7%
280,640	Minor International PCL Warrants (THB 13.00, expiring 05/18/13) *	13,610
2,983,715	Parkson Holdings Bhd (MYR) #	5,320,948

		5,334,558

Consumer, Non-cyclical: 6.3%
8,975,100	Charoen Pokphand Foods (THB) #	9,375,496
8,868,200	Minor International PCL (THB) #	3,143,728

		12,519,224

Energy: 21.9%
1,864,617	Oil and Natural Gas Corp. Ltd. (INR) #	9,003,571
13,237,268	Petrovietnam Construction Co. ‡ * #	4,277,329
11,117,018	Petrovietnam Construction Co. Rights (VND 10,000.00, expiring 1/13/12) *	—
3,803,176	PetroVietnam Drilling & Well Services JSC #	6,002,761
1,669,220	Premier Oil PLC (GBP) * #	9,406,925
1,179,586	Soco International Plc (GBP) * #	5,358,054
745,384	Talisman Energy, Inc. (CAD)	9,501,679

		43,550,319

Financial: 43.2%
13,577,588	Bank for Foreign Trade of Vietnam JSC *	14,072,381
6,076,676	Bao Viet Holdings #	11,838,311
6,203,352	HAGL JSC * #	5,749,574
10,135,400	Kim Long Securities Corp. ‡ * #	3,855,422
9,455,470	Kinh Bac City Development Share Holding Corp. * #	4,538,375
12,340,476	Ocean Group JSC * #	4,691,435
10,888,672	PetroVietnam Finance JSC #	3,725,714
50	Saigon-Hanoi Commercial Joint Stock Bank	14
14,065,541	Tan Tao Investment Industry Corp. * #	4,344,371
16,412,466	VietNam Joint Stock Commercial Bank for Industry and Trade #	13,811,557
4,040,000	Vincom JSC #	19,122,640

		85,749,794

Number of Shares		Value

Industrial: 17.4%
691,006	Development Investment Construction Corp.	$341,667
8,455,487	Gamuda Bhd (MYR) #	9,033,690
2,661,666	Gemadept Corp. * #	2,264,540
5,312,055	Hoa Phat Group JSC * #	4,419,258
12,243,700	Petroleum Technical Services Corp. * #	8,551,200
2,029,520	Refrigeration Electrical Engineering Corp. #	1,089,797
2,036,720	Song Da Urban & Industrial Zone Investment & Development JSC #	2,207,004
15,550,997	Viet Nam Construction & Import-Export JSC ‡ * #	6,578,529
13,592,097	Viet Nam Construction & Import-Export JSC Rights (VND 10,000.00, expiring 2/6/12) *	—

		34,485,685

Utilities: 2.3%
13,683,530	Pha Lai Thermal Power JSC * #	4,552,136

Total Common Stocks
(Cost: $275,715,107)		196,838,257

CLOSED-END FUND: 1.2%
(Cost: $3,040,040)
1,910,949	VinaCapital Vietnam Opportunity Fund * #	2,415,927

MONEY MARKET FUND: 1.9%
(Cost: $3,711,179)
3,711,179	Dreyfus Government Cash Management Fund	3,711,179

Total Investments: 102.2%
(Cost: $282,466,326)		202,965,363
Liabilities in excess of other assets: (2.2)%		(4,440,771)

NET ASSETS: 100.0%		$198,524,592

CAD	Canadian Dollar
GBP	British Pound
INR	Indian Rupee
MYR	Malaysian Ringgit
THB	Thai Baht
USD	United States Dollar
VND	Vietnamese Dong
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $175,324,833 which represents 88.3% of net assets.

See Notes to Financial Statements

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2011 is set forth below:

Affiliates	Value 12/31/10	Purchases	Sales Proceeds	Realized Loss	Dividend Income	Value 12/31/11

Kim Long Securities Corp.	$5,692,592	$3,222,996	$(3,114,741)	$(1,705,654)	$—	$3,855,422
Petrovietnam Construction Co.	9,321,144	5,377,564	(4,018,331)	(2,121,952)	—	4,277,329
Viet Nam Construction &
Import-Export JSC	8,324,777	13,599,427	(11,387,238)	(6,633,892)	—	6,578,529

	$23,338,513	$22,199,987	$(18,520,310)	$(10,461,498)	$—	$14,711,280

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Basic Materials	$—	$10,646,541	$—	$10,646,541
Consumer, Cyclical	13,610	5,320,948	—	5,334,558
Consumer, Non-cyclical	—	12,519,224	—	12,519,224
Energy	9,501,679	34,048,640	—	43,550,319
Financial	14,072,395	71,677,399	—	85,749,794
Industrial	341,667	34,144,018	—	34,485,685
Utilities	—	4,552,136	—	4,552,136
Closed-End Fund	—	2,415,927	—	2,415,927
Money Market Fund	3,711,179	—	—	3,711,179

Total	$27,640,530	$175,324,833	$—	$202,965,363

See Notes to Financial Statements

ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 100.0%
Canada: 4.6%
54,602	Progressive Waste Solutions Ltd. (USD)	$1,069,653

France: 10.1%
212,319	Veolia Environnement S.A. (ADR) †	2,346,125

United States: 85.3%
68,376	Calgon Carbon Corp. *	1,074,187
70,945	Casella Waste Systems, Inc. *	454,048
16,559	Clean Harbors, Inc. *	1,055,305
81,050	Covanta Holding Corp.	1,109,574
79,772	Darling International, Inc. *	1,060,170
67,856	Fuel Tech, Inc. *	446,493
43,036	Layne Christensen Co. *	1,041,471
136,704	Metalico, Inc. *	449,756
112,440	Newpark Resources, Inc. *	1,068,180
311,685	Perma-Fix Environmental Services, Inc. *	483,112
343,770	Rentech, Inc. *	450,339
83,131	Republic Services, Inc.	2,290,259
39,961	Shaw Group, Inc. *	1,074,951
29,756	Stericycle, Inc. *	2,318,587
48,254	Tetra Tech, Inc. *	1,041,804
57,685	US Ecology, Inc.	1,083,324
32,034	Waste Connections, Inc.	1,061,607
71,161	Waste Management, Inc.	2,327,676

		19,890,843

Total Common Stocks
(Cost: $28,039,195)		23,306,621

Number of Shares		Value

MONEY MARKET FUND: 1.6%
(Cost: $368,973)
368,973	Dreyfus Government Cash Management Fund	$368,973

Total Investments Before Collateral for Securities Loaned: 101.6%
(Cost: $28,408,168)		23,675,594

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.4%
(Cost: $329,101)
329,101	Bank of New York Overnight Government Fund	329,101

Total Investments: 103.0%
(Cost: $28,737,269)		24,004,695
Liabilities in excess of other assets: (3.0)%		(699,356)

NET ASSETS: 100.0%		$23,305,339

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $320,655.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Alternative Waste Technology	10.9%	$2,584,696
Building & Construction	4.4	1,041,471
Energy - Alternate Sources	4.7	1,109,574
Engineering / R&D Services	4.5	1,074,951
Environment Consulting & Engineering	4.4	1,041,804
Hazardous Waste Disposal	20.9	4,940,328
Non-hazardous Waste Disposal	30.4	7,203,243
Oil-Field Services	4.5	1,068,180
Pollution Control	1.9	446,493
Recycling	1.9	449,756
Water	9.9	2,346,125
Money Market Fund	1.6	368,973

	100.0%	$23,675,594

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks*	$23,306,621	$—	$—	$23,306,621
Money Market Funds	698,074	—	—	698,074

Total	$24,004,695	$—	$—	$24,004,695

* See Schedule of Investments for security type and geographic sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Capital Support Agreement

Balance as of 12/31/10	$36,923
Realized loss	(17,505)
Change in unrealized appreciation	50,600
Purchases	—
Sales	(70,018)
Transfers in and/or out of level 3	—

Balance as of 12/31/11	$—

See Notes to Financial Statements

GAMING ETF

SCHEDULE OF INVESTMENTS
December 31, 2011

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 8.7%
382,804	Aristocrat Leisure Ltd. #	$861,789
137,322	Consolidated Media Holdings Ltd. #	366,040
349,557	Crown Ltd. #	2,890,165
560,451	TABCORP Holdings Ltd. #	1,564,808
1,079,044	Tatts Group Ltd. #	2,696,063

		8,378,865

Canada: 1.6%
47,623	Great Canadian Gaming Corp. *	391,928
37,416	MI Developments, Inc.	1,197,532

		1,589,460

China / Hong Kong: 18.1%
1,799,240	Galaxy Entertainment Group Ltd. * #	3,270,653
248,510	Melco Crown Entertainment Ltd.
	(ADR) * †	2,390,666
508,000	Nagacorp Ltd. #	127,884
1,956,400	Sands China Ltd. * #	5,488,855
2,017,000	SJM Holdings Ltd. #	3,273,093
1,176,400	Wynn Macau Ltd. #	2,936,720

		17,487,871

Germany: 0.2%
3,655	Tipp24 SE * #	156,407

Greece: 1.6%
172,280	OPAP S.A. #	1,520,692

Ireland: 2.1%
35,457	Paddy Power Plc #	2,059,162

Italy: 0.9%
56,781	Lottomatica S.p.A. * #	852,314

Japan: 3.4%
112	Fields Corp. #	172,163
32,208	Heiwa Corp. #	556,153
41,073	Sankyo Co. Ltd. #	2,077,347
16,900	Universal Entertainment Corp. #	463,822

		3,269,485

Malaysia: 10.5%
597,751	Berjaya Sports Toto Bhd #	827,622
1,834,038	Genting Bhd #	6,358,027
2,447,498	Genting Malaysia Bhd #	2,954,050

		10,139,699

New Zealand: 1.3%
470,601	Sky City Entertainment Group Ltd. #	1,260,049

South Africa: 2.4%
77,688	Sun International Ltd.	808,308
737,393	Tsogo Sun Holdings Ltd. #	1,512,537

		2,320,845

South Korea: 2.8%
100,466	Kangwon Land, Inc. #	2,376,091
46,592	Paradise Co. Ltd. #	340,518

		2,716,609

Sweden: 1.0%
25,032	Betsson A.B. * #	551,686
20,302	Unibet Group Plc #	468,873

		1,020,559

Number of Shares		Value

United Kingdom: 8.0%
589,914	Bwin.Party Digital Entertainment Plc #	$1,500,661
297,224	IG Group Holdings Plc #	2,201,356
742,890	Ladbrokes Plc #	1,499,520
118,322	Playtech Ltd. #	516,321
450,546	Sportingbet Plc #	219,843
574,352	William Hill Plc #	1,806,622

		7,744,323

United States: 37.2%
26,702	Ameristar Casinos, Inc.	461,678
35,467	Bally Technologies, Inc. *	1,403,075
44,498	Boyd Gaming Corp. * †	331,955
10,263	Churchill Downs, Inc.	535,010
53,042	Global Cash Access Holdings, Inc. *	236,037
243,519	International Game Technology	4,188,527
16,796	Isle of Capri Casinos, Inc. *	78,437
329,761	Las Vegas Sands Corp. *	14,090,688
291,999	MGM Mirage *	3,045,550
54,414	Penn National Gaming, Inc. *	2,071,541
50,844	Pinnacle Entertainment, Inc. *	516,575
47,498	Scientific Games Corp. *	460,731
43,888	Shuffle Master, Inc. *	514,367
45,600	WMS Industries, Inc. *	935,712
64,802	Wynn Resorts Ltd.	7,159,973

		36,029,856

Total Common Stocks
(Cost: $77,879,233)		96,546,196

MONEY MARKET FUND: 2.4%
(Cost: $2,283,357)
2,283,357	Dreyfus Government Cash
	Management Fund	2,283,358

Total Investments Before Collateral for
Securities Loaned: 102.2%
(Cost: $80,162,590)		98,829,554

SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 2.0%
(Cost: $1,932,417)
1,932,417	Bank of New York Overnight
	Government Fund	1,932,417

Total Investments: 104.2%
(Cost: $82,095,007)		100,761,971
Liabilities in excess of other assets: (4.2)%		(4,032,808)

NET ASSETS: 100.0%		$96,729,163

See Notes to Financial Statements

ADR	American Depositary Receipt
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,855,862.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $55,727,906 which represents 57.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Casino Hotels	61.5%	$60,736,942
Casino Services	11.0	10,866,329
Commercial Services - Finance	0.3	236,037
Computer Software	0.5	516,321
Finance - Other Services	2.2	2,201,356
Gambling (Non-Hotel)	9.7	9,594,151
Internet Gambling	2.8	2,741,063
Leisure & Recreation Products	1.1	1,107,875
Lottery Services	4.4	4,375,999
Multimedia	0.4	366,040
Racetracks	2.6	2,606,551
Real Estate Operation / Development	1.2	1,197,532
Money Market Fund	2.3	2,283,358

	100.0%	$98,829,554

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$—	$8,378,865	$—	$8,378,865
Canada	1,589,460	—	—	1,589,460
China / Hong Kong	2,390,666	15,097,205	—	17,487,871
Germany	—	156,407	—	156,407
Greece	—	1,520,692	—	1,520,692
Ireland	—	2,059,162	—	2,059,162
Italy	—	852,314	—	852,314
Japan	—	3,269,485	—	3,269,485
Malaysia	—	10,139,699	—	10,139,699
New Zealand	—	1,260,049	—	1,260,049
South Africa	808,308	1,512,537	—	2,320,845
South Korea	—	2,716,609	—	2,716,609
Sweden	—	1,020,559	—	1,020,559
United Kingdom	—	7,744,323	—	7,744,323
United States	36,029,856	—	—	36,029,856
Money Market Funds	4,215,775	—	—	4,215,775

Total	$45,034,065	$55,727,906	$—	$100,761,971

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2011:

Capital Support Agreement

Balance as of 12/31/10	$301
Realized loss	(143)
Change in unrealized appreciation	414
Purchases	-
Sales	(572)
Transfers in and/or out of level 3	-

Balance as of 12/31/11	$-

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011

	Africa Index ETF	Brazil Small-Cap ETF	China ETF	Colombia ETF	Egypt Index ETF

Assets:
Investments, at value (1) (2)	$65,032,543	$578,438,139	$10,293,900	$1,759,541	$36,235,960
Short term investment held as collateral for securities loaned (3)	—	4,832,140	—	—	—
Cash	—	—	6,728,958	—	74,910
Cash denominated in foreign currency (4)	41	3,776,090	—	124	—
Receivables:
Investment securities sold	615,794	—	—	—	—
Shares sold	—	10,172	—	—	—
Due from Adviser	—	—	60,968	15,318	5,218
Dividends and interest	3,159	3,247,540	99	2,791	—
Prepaid expenses	1,768	16,208	292	—	1,000

Total assets	65,653,305	590,320,289	17,084,217	1,777,774	36,317,088

Liabilities
Payables:
Investment securities purchased	7,695	—	—	—	—
Collateral for securities loaned.	—	4,832,140	—	—	—
Line of credit.	—	—	—	—	—
Shares redeemed	—	—	—	—	—
Due to Adviser	861	245,654	—	—	—
Due to custodian.	1,560,278	72,366,743	—	14,013	—
Swap contracts, at value	—	—	1,871,435	—	—
Deferred Trustee fees.	2,028	21,611	197	15	501
Accrued expenses	244,406	279,160	74,010	113,477	161,967

Total liabilities	1,815,268	77,745,308	1,945,642	127,505	162,468

NET ASSETS.	$63,838,037	$512,574,981	$15,138,575	$1,650,269	$36,154,620

Shares outstanding	2,450,000	14,100,000	500,000	100,000	3,750,000

Net asset value, redemption and offering price per share	$26.06	$36.35	$30.28	$16.50	$9.64

Net assets consist of:
Aggregate paid in capital	$83,496,432	$603,558,991	$17,122,822	$1,990,711	$63,700,046
Net unrealized appreciation (depreciation)	(9,075,958)	(55,705,501)	(1,871,435)	(284,380)	(18,514,792)
Undistributed (accumulated) net investment income (loss)	(18,686)	1,519,207	(112,812)	(5,213)	(3,758)
Accumulated net realized loss	(10,563,751)	(36,797,716)	—	(50,849)	(9,026,876)

	$63,838,037	$512,574,981	$15,138,575	$1,650,269	$36,154,620

(1) Value of securities on loan	$—	$4,691,136	$—	$—	$—

(2) Cost of Investments	$74,106,250	$634,121,328	$10,293,900	$2,043,919	$54,750,752

(3) Cost of short term investment held as collateral for securities loaned	$—	$4,832,140	$—	$—	$—

(4) Cost of cash denominated in foreign currency	$41	$3,784,953	$—	$124	$—

(a)	Represents Consolidated Statement of Assets and Liabilities

See Notes to Financial Statements

Germany Small-Cap ETF	Gulf States Index ETF	India Small-Cap Index ETF(a)	Indonesia Index ETF	Latin America Small-Cap Index ETF	Poland ETF

$2,765,487	$14,748,933	$30,876,932	$478,517,848	$14,830,150	$32,541,775
—	—	—	—	—	178,745
—	—	851,553	—	—	—
—	—	48,189	6,656	14,954	—
—	—	—	—	—	2,612,444
—	—	—	—	—	—
16,619	21,934	48,037	—	13,404	13,721
1,538	65	7,817	513,766	20,983	28,412
—	365	6,487	9,779	421	1,210

2,783,644	14,771,297	31,839,015	479,048,049	14,879,912	35,376,307

—	—	—	—	—	—
—	—	—	—	—	178,745
—	—	824,123	—	—	—
—	—	—	—	—	2,612,557
—	—	—	161,884	—	—
21,692	560,478	—	7,501,049	546,682	1,470,761
—	—	—	—	—	—
14	522	542	11,130	275	885
113,383	140,505	133,652	69,743	152,047	79,019

135,089	701,505	958,317	7,743,806	699,004	4,341,967

$2,648,555	$14,069,792	$30,880,698	$471,304,243	$14,180,908	$31,034,340

150,000	700,000	3,500,000	16,550,000	650,000	1,800,000

$17.66	$20.10	$8.82	$28.48	$21.82	$17.24

$3,848,041	$20,433,773	$73,497,557	$510,032,071	$19,262,909	$52,268,413
(1,081,136)	413,194	(21,662,219)	(24,943,975)	(2,901,975)	(16,751,795)
(160)	(49,094)	(409,376)	(137,826)	189,417	(6,768)
(118,190)	(6,728,081)	(20,545,264)	(13,646,027)	(2,369,443)	(4,475,510)

$2,648,555	$14,069,792	$30,880,698	$471,304,243	$14,180,908	$31,034,340

$—	$—	$—	$—	$—	$175,170

$3,846,533	$14,335,739	$52,539,510	$503,462,870	$17,731,875	$49,290,041

$—	$—	$—	$—	$—	$178,745

$—	$—	$47,703	$6,653	$14,970	$—

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011 (continued)

	Russia ETF	Russia Small-Cap ETF	Vietnam ETF	Environmental Services ETF	Gaming ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,593,595,059	$3,290,386	$188,254,083	$23,675,594	$98,829,554
Affiliated issuers (3)	—	—	14,711,280	—	—
Short term investment held as collateral for securities loaned (4)	92,272,429	—	—	329,101	1,932,417
Cash denominated in foreign currency (5)	—	—	1,596,764	—	—
Receivables:
Investment securities sold	1,609,495	1,555	475,695	1,364,841	1,526,205
Shares sold	—	—	2,196,663	2,325,644	—
Due from Adviser	—	15,130	—	—	—
Dividends	1,469,629	—	2,133	38,781	139,568
Prepaid expenses	50,225	—	4,396	525	2,244

Total assets	1,688,996,837	3,307,071	207,241,014	27,734,486	102,429,988

Liabilities:
Payables:
Investment securities purchased	4,600,872	146	2,020,532	1,402,317	944
Collateral for securities loaned	92,272,429	—	—	329,101	1,932,417
Shares redeemed	—	—	2,214,072	2,325,644	1,488,869
Due to Adviser	711,471	—	65,237	4,805	38,183
Due to custodian	33,245,026	13,673	4,105,731	310,193	2,149,241
Deferred Trustee fees	79,213	17	5,516	2,761	4,072
Accrued expenses	1,085,590	121,201	305,334	54,326	87,099

Total liabilities	131,994,601	135,037	8,716,422	4,429,147	5,700,825

NET ASSETS	$1,557,002,236	$3,172,034	$198,524,592	$23,305,339	$96,729,163

Shares outstanding	59,150,000	200,000	13,450,000	500,000	3,200,000

Net asset value, redemption and offering price per share	$26.32	$15.86	$14.76	$46.61	$30.23

Net assets consist of:
Aggregate paid in capital	$2,810,281,762	$4,908,872	$349,886,394	$37,519,048	$80,864,625
Net unrealized appreciation (depreciation)	(513,919,089)	(1,264,966)	(79,511,119)	(4,732,574)	18,667,002
Undistributed (accumulated) net investment income (loss)	173,331	(708)	11,259	(2,762)	235,198
Accumulated net realized gain (loss)	(739,533,768)	(471,164)	(71,861,942)	(9,478,373)	(3,037,662)

	$1,557,002,236	$3,172,034	$198,524,592	$23,305,339	$96,729,163

(1) Value of securities on loan	$87,713,481	$—	$—	$320,655	$1,855,862

(2) Cost of Investments — Unaffiliated issuers	$2,107,514,149	$4,555,352	$253,530,366	$28,408,168	$80,162,590

(3) Cost of Investments — Affiliated issuers	$—	$—	$28,935,960	$—	$—

(4) Cost of short term investment held as collateral for securities loaned	$92,272,429	$—	$—	$329,101	$1,932,417

(5) Cost of cash denominated in foreign currency	$—	$—	$1,597,727	$—	$—

See Notes to Financial Statements

[This page intentionally left blank.]

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011

	Africa Index ETF	Brazil Small-Cap ETF	China ETF	Colombia ETF (a)

Income:
Dividends	$3,580,109	$20,498,930	$2,215	$29,845
Interest	—	—	—	—
Securities lending income	4,131	39,842	—	—
Foreign taxes withheld	(235,460)	(55,747)	—	(1,355)

Total income	3,348,780	20,483,025	2,215	28,490

Expenses:
Management fees	489,449	4,210,428	95,931	7,568
Professional fees	63,162	94,076	134,524	47,388
Insurance	1,603	16,305	163	37
Trustees’ fees and expenses	2,657	22,807	2,638	722
Reports to shareholders	16,951	81,778	34,084	18,160
Indicative optimized portfolio value fee	18,655	15,027	18,665	20,274
Custodian fees	369,015	548,680	3,593	49,265
Registration fees	12,578	33,046	9,968	7,683
Transfer agent fees	2,410	2,409	2,408	1,263
Fund accounting fees	36,100	84,268	20,000	6,769
Interest	7,486	21,383	—	—
Other	30,260	63,539	5,772	1,008

Total expenses	1,050,326	5,193,746	327,746	160,137
Waiver of management fees	(255,310)	—	(95,931)	(7,568)
Expenses assumed by the Adviser	—	—	(93,675)	(141,216)

Net expenses	795,016	5,193,746	138,140	11,353

Net investment income (loss)	2,553,764	15,289,279	(135,925)	17,137

Net realized gain (loss) on:
Investments	(7,030,000)	25,568,042	(2,613,808)	(49,365)
In-kind redemptions	4,765,236	(2,231,215)	—	—
Foreign currency transactions and foreign denominated
assets and liabilities	(39,512)	(1,771,681)	—	(9,834)

Net realized gain (loss)	(2,304,276)	21,565,146	(2,613,808)	(59,199)

Change in unrealized appreciation (depreciation) on:
Investments	(24,933,568)	(307,902,923)	(1,905,054)	(284,377)
Forward foreign currency contracts and foreign denominated
assets and liabilities	(2,251)	(332,373)	—	(3)

Change in net unrealized depreciation	(24,935,819)	(308,235,296)	(1,905,054)	(284,380)

Net Decrease in Net Assets Resulting from Operations	$(24,686,331)	$(271,380,871)	$(4,654,787)	$(326,442)

(a)	Commencement of operations for Colombia ETF was March 14, 2011.
(b)	Commencement of operations for Germany Small-Cap ETF was April 4, 2011.
(c)	Represents Consolidated Statement of Operations

See Notes to Financial Statements

Egypt Index ETF	Germany Small-Cap ETF(b)	Gulf States Index ETF	India Small-Cap Index ETF(c)	Indonesia Index ETF	Latin America Small-Cap Index ETF	Poland ETF

$1,624,824	$42,307	$853,621	$779,468	$12,588,668	$434,475	$2,275,325
—	—	306	—	—	—	—
—	—	138	—	4,361	—	3,364
(2,496)	(5,679)	(69,581)	(19)	(1,724,659)	(23,064)	(340,728)

1,622,328	36,628	784,484	779,449	10,868,370	411,411	1,937,961

242,894	10,490	106,866	256,724	2,673,772	115,797	301,586
48,674	47,652	55,035	80,376	70,409	55,580	53,876
693	47	326	15,483	9,702	265	1,029
641	816	661	27,967	10,915	655	1,610
16,763	20,449	7,123	19,472	82,039	7,552	17,728
15,009	19,408	18,657	18,656	18,407	18,665	15,036
210,223	59,250	172,406	383,284	422,963	55,388	61,479
6,426	7,899	6,585	11,622	37,105	11,411	10,616
2,403	1,430	2,406	4,818	2,408	2,404	2,411
36,116	6,777	36,108	36,442	52,006	36,115	36,119
—	—	268	—	8,395	—	—
3,248	6,658	7,103	28,295	11,095	1,672	4,098

583,090	180,876	413,544	883,139	3,399,216	305,504	505,588
(126,449)	(10,490)	(106,866)	(256,724)	(157,648)	(115,797)	(138,891)
—	(158,855)	(96,596)	(186,397)	—	(43,803)	—

456,641	11,531	210,082	440,018	3,241,568	145,904	366,697

1,165,687	25,097	574,402	339,431	7,626,802	265,507	1,571,264

(8,796,682)	(118,178)	(2,642,048)	(18,724,939)	(8,083,696)	(2,135,365)	(4,427,802)
(94,603)	—	6,399	(933)	77,681,256	368,488	(46,148)

(56,735)	(3,819)	(14,646)	(139,332)	(229,545)	(8,096)	(94,634)

(8,948,020)	(121,997)	(2,650,295)	(18,865,204)	69,368,015	(1,774,973)	(4,568,584)

(18,756,670)	(1,081,046)	(421,596)	(18,768,037)	(122,846,277)	(5,854,023)	(19,832,500)

78	(90)	—	268	(2,144)	(1,900)	(4,921)

(18,756,592)	(1,081,136)	(421,596)	(18,767,769)	(122,848,421)	(5,855,923)	(19,837,421)

$(26,538,925)	$(1,178,036)	$(2,497,489)	$(37,293,542)	$(45,853,604)	$(7,365,389)	$(22,834,741)

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011
(continued)

	Russia ETF	Russia Small-Cap ETF (a)	Vietnam ETF	Environmental Services ETF	Gaming ETF

Income:
Dividends	$62,364,398	$33,669	$4,658,869	$486,612	$3,429,161
Interest	—	—	—	—	2
Securities lending income	774,136	—	686	12,255	35,752
Foreign taxes withheld	(11,753,860)	(3,490)	(88,206)	(31,338)	(130,678)

Total income	51,384,674	30,179	4,571,349	467,529	3,334,237

Expenses:
Management fees	13,728,118	12,632	1,294,279	143,500	649,463
Professional fees	180,719	46,594	62,824	38,034	54,959
Insurance	47,812	63	4,202	590	2,406
Trustees’ fees and expenses	76,967	861	6,539	2,640	5,489
Reports to shareholders	165,059	33,591	38,590	8,684	16,805
Indicative optimized portfolio value fee	15,053	10,298	18,649	—	18,662
Custodian fees	2,513,450	52,646	707,941	4,976	49,369
Registration fees	104,585	7,894	29,217	6,237	6,066
Transfer agent fees	2,411	1,803	2,407	2,406	2,404
Fund accounting fees	174,996	6,772	30,226	28,600	36,104
Interest	61,479	—	—	354	4,872
Other	46,578	4,223	30,056	3,278	7,452

Total expenses	17,117,227	177,377	2,224,930	239,299	854,051
Waiver of management fees	(8,462)	(12,632)	(241,413)	(81,096)	(4,316)
Expenses assumed by the Adviser	—	(147,818)	—	—	—

Net expenses	17,108,765	16,927	1,983,517	158,203	849,735

Net investment income	34,275,909	13,252	2,587,832	309,326	2,484,502

Net realized gain (loss) on:
Investments — unaffiliated issuers	(174,458,285)	(471,165)	(48,511,054)	(352,985)	(2,593,385)
Investments — affiliated issuers	—	—	(10,461,498)	—	—
In-kind redemptions	221,380,582	—	3,603,007	2,260,675	18,373,596
Foreign currency transactions and
foreign denominated assets and liabilities	(13,854)	(195)	(571,619)	—	(95,568)

Net realized gain (loss)	46,908,443	(471,360)	(55,941,164)	1,907,690	15,684,643

Change in unrealized appreciation (depreciation) on:
Investments	(938,559,103)	(1,264,966)	(83,948,830)	(4,942,750)	(23,053,644)
Forward foreign currency contracts and
foreign denominated assets and liabilities	—	—	1,008	—	(4,979)

Change in net unrealized depreciation	(938,559,103)	(1,264,966)	(83,947,822)	(4,942,750)	(23,058,623)

Net Decrease in Net Assets Resulting from Operations	$(857,374,751)	$(1,723,074)	$(137,301,154)	$(2,725,734)	$(4,889,478)

(a)	Commencement of operations for Russia Small-Cap ETF was April 13, 2011.

See Notes to Financial Statements

[This page intentionally left blank.]

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Operations:
Net investment income (loss)	$2,553,764	$1,018,253	$15,289,279	$13,554,857
Net realized gain (loss)	(2,304,276)	(1,937,793)	21,565,146	44,146,625
Change in net unrealized appreciation (depreciation)	(24,935,819)	14,916,639	(308,235,296)	135,133,890

Net increase (decrease) in net assets resulting from operations	(24,686,331)	13,997,099	(271,380,871)	192,835,372

Dividends and Distributions to shareholders:
Dividends from net investment income	(2,378,950)	(1,190,400)	(15,763,800)	(15,131,200)
Distributions from net realized capital gains	—	—	(56,597,400)	(53,866,300)
Return of capital	—	—	—	—

Total Dividends and Distributions	(2,378,950)	(1,190,400)	(72,361,200)	(68,997,500)

Share transactions:**
Proceeds from sale of shares	17,485,630	60,952,422	51,841,768	381,549,766
Cost of shares redeemed	(34,097,503)	(2,834,647)	(273,641,668)	(126,515,222)

Increase (decrease) in net assets resulting from share transactions	(16,611,873)	58,117,775	(221,799,900)	255,034,544

Total increase (decrease) in net assets	(43,677,154)	70,924,474	(565,541,971)	378,872,416
Net Assets, beginning of period	107,515,191	36,590,717	1,078,116,952	699,244,536

Net Assets, end of period	$63,838,037	$107,515,191	$512,574,981	$1,078,116,952

† Including undistributed (accumulated) net investment income (loss)	$(18,686)	$(509,332)	$1,519,207	$(2,510,716)

** Shares of Common Stock Issued (no par value)
Shares sold	500,000	1,900,000	950,000	6,950,000
Shares redeemed	(1,150,000)	(100,000)	(5,700,000)	(2,550,000)

Net increase (decrease)	(650,000)	1,800,000	(4,750,000)	4,400,000

*	Commencement of operations

See Notes to Financial Statements

China ETF		Colombia ETF	Egypt Index ETF

For the Year Ended December 31, 2011	For the Period October 13, 2010* through December 31, 2010	For the Period March 14, 2011* through December 31, 2011	For the Year Ended December 31, 2011	For the Period February 16, 2010* through December 31, 2010

$(135,925)	$(35,544)	$17,137	$1,165,687	$63,919
(2,613,808)	(4,679,956)	(59,199)	(8,948,020)	(268,407)
(1,905,054)	33,619	(284,380)	(18,756,592)	241,800

(4,654,787)	(4,681,881)	(326,442)	(26,538,925)	37,312

—	(540,031)	(14,000)	(1,091,250)	(78,500)
—	—	—	—	—
—	(9,969)	—	—	—

—	(550,000)	(14,000)	(1,091,250)	(78,500)

3,775,866	32,427,759	1,990,711	68,898,986	10,928,569
(3,386,578)	(7,791,804)	—	(16,001,572)	—

389,288	24,635,955	1,990,711	52,897,414	10,928,569

(4,265,499)	19,404,074	1,650,269	25,267,239	10,887,381
19,404,074	—	—	10,887,381	—

$15,138,575	$19,404,074	$1,650,269	$36,154,620	$10,887,381

$(112,812)	$(33,619)	$(5,213)	$(3,758)	$(23,039)

100,000	700,000	100,000	4,400,000	550,000
(100,000)	(200,000)	—	(1,200,000)	—

—	500,000	100,000	3,200,000	550,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Germany Small-Cap ETF	Gulf States Index ETF

	For the Period April 4, 2011* through December 31, 2011	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Operations:
Net investment income (loss)	$25,097	$574,402	$197,692
Net realized gain (loss)	(121,997)	(2,650,295)	(922,495)
Change in net unrealized appreciation (depreciation)	(1,081,136)	(421,596)	3,121,811

Net increase (decrease) in net assets resulting from operations	(1,178,036)	(2,497,489)	2,397,008

Dividends and Distributions to shareholders:
Dividends from net investment income	(21,450)	(560,000)	(216,600)
Distributions from net realized capital gains	—	—	—

Total Dividends and Distributions	(21,450)	(560,000)	(216,600)

Share transactions:**
Proceeds from sale of shares	3,848,066	2,386,896	12,336,635
Cost of shares redeemed	(25)	(7,391,457)	—

Increase (decrease) in net assets resulting from share transactions	3,848,041	(5,004,561)	12,336,635

Total increase (decrease) in net assets	2,648,555	(8,062,050)	14,517,043
Net Assets, beginning of period	—	22,131,842	7,614,799

Net Assets, end of period	$2,648,555	$14,069,792	$22,131,842

† Including undistributed (accumulated) net investment income (loss)	$(160)	$(49,094)	$(53,683)

** Shares of Common Stock Issued (no par value)
Shares sold	150,000	100,000	550,000
Shares redeemed	—	(350,000)	—

Net increase (decrease)	150,000	(250,000)	550,000

*   Commencement of operations

(a) Represents Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

India Small-Cap Index ETF(a)		Indonesia Index ETF		Latin America Small-Cap Index ETF

For the Year Ended December 31, 2011	For the Period August 24, 2010* through December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Period April 6, 2010* through December 31, 2010

$339,431	$(19,062)	$7,626,802	$5,876,544	$265,507	$49,108
(18,865,204)	(1,848,975)	69,368,015	51,803,488	(1,774,973)	204,614
(18,767,769)	(2,894,450)	(122,848,421)	78,324,578	(5,855,923)	2,953,948

(37,293,542)	(4,762,487)	(45,853,604)	136,004,610	(7,365,389)	3,207,670

(560,000)	—	(7,497,150)	(6,097,600)	(320,450)	(170,400)
(17,500)	—	—	—	(198,900)	—

(577,500)	—	(7,497,150)	(6,097,600)	(519,350)	(170,400)

26,938,335	58,420,241	385,829,015	456,019,150	3,223,461	22,928,254
(11,844,349)	—	(484,674,177)	(164,026,169)	(7,123,338)	—

15,093,986	58,420,241	(98,845,162)	291,992,981	(3,899,877)	22,928,254

(22,777,056)	53,657,754	(152,195,916)	421,899,991	(11,784,616)	25,965,524
53,657,754	—	623,500,159	201,600,168	25,965,524	—

$30,880,698	$53,657,754	$471,304,243	$623,500,159	$14,180,908	$25,965,524

$(409,376)	$(68,409)	$(137,826)	$(50,167)	$189,417	$(73,136)

1,600,000	2,650,000	23,500,000	18,000,000	100,000	800,000
(750,000)	—	(14,150,000)	(6,150,000)	(250,000)	—

850,000	2,650,000	9,350,000	11,850,000	(150,000)	800,000

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Poland ETF		Russia ETF

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Operations:
Net investment income	$1,571,264	$447,999	$34,275,909	$11,567,944
Net realized gain (loss)	(4,568,584)	2,452,418	46,908,443	(79,399,690)
Change in net unrealized appreciation (depreciation)	(19,837,421)	3,095,892	(938,559,103)	434,093,195

Net increase (decrease) in net assets resulting from operations	(22,834,741)	5,996,309	(857,374,751)	366,261,449

Dividends to shareholders:
Dividends from net investment income	(1,470,300)	(442,650)	(34,018,000)	(12,291,200)

Share transactions:**
Proceeds from sale of shares	34,276,326	58,193,476	1,399,225,892	908,996,916
Cost of shares redeemed	(31,778,931)	(18,128,204)	(1,558,795,593)	(64,643,858)

Increase (decrease) in net assets resulting from share transactions	2,497,395	40,065,272	(159,569,701)	844,353,058

Total increase (decrease) in net assets	(21,807,646)	45,618,931	(1,050,962,452)	1,198,323,307
Net Assets, beginning of period	52,841,986	7,223,055	2,607,964,688	1,409,641,381

Net Assets, end of period	$31,034,340	$52,841,986	$1,557,002,236	$2,607,964,688

† Including undistributed (accumulated) net investment income (loss)	$(6,768)	$(13,098)	$173,331	$(70,724)

** Shares of Common Stock Issued (no par value)
Shares sold	1,200,000	2,350,000	36,100,000	26,350,000
Shares redeemed	(1,350,000)	(700,000)	(46,550,000)	(2,150,000)

Net increase (decrease)	(150,000)	1,650,000	(10,450,000)	24,200,000

* Commencement of operations

See Notes to Financial Statements

Russia Small-Cap ETF	Vietnam ETF		Environmental Services ETF

For the Period April 13, 2011* through December 31, 2011	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

$13,252	$2,587,832	$3,602,203	$309,326	$299,625
(471,360)	(55,941,164)	(9,724,289)	1,907,690	1,614,489
(1,264,966)	(83,947,822)	11,922,982	(4,942,750)	3,652,210

(1,723,074)	(137,301,154)	5,800,896	(2,725,734)	5,566,324

(14,000)	(2,176,050)	(3,197,700)	(310,000)	(300,000)

4,909,108	155,648,051	166,312,614	12,326,351	11,829,876
—	(60,940,495)	(4,760,098)	(16,911,976)	(11,775,298)

4,909,108	94,707,556	161,552,516	(4,585,625)	54,578

3,172,034	(44,769,648)	164,155,712	(7,621,359)	5,320,902
—	243,294,240	79,138,528	30,926,698	25,605,796

$3,172,034	$198,524,592	$243,294,240	$23,305,339	$30,926,698

$(708)	$11,259	$30,199	$(2,762)	$(2,827)

200,000	7,050,000	6,650,000	250,000	250,000
—	(3,200,000)	(200,000)	(350,000)	(250,000)

200,000	3,850,000	6,450,000	(100,000)	—

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(continued)

	Gaming ETF

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Operations:
Net investment income	$2,484,502	$2,856,511
Net realized gain	15,684,643	8,100,734
Change in net unrealized appreciation (depreciation)	(23,058,623)	24,774,143

Net increase (decrease) in net assets resulting from operations	(4,889,478)	35,731,388

Dividends and Distributions to shareholders:
Dividends from net investment income	(2,044,250)	(3,252,000)
Distributions from net realized capital gains	(107,250)	(88,000)

Total Dividends and Distributions	(2,151,500)	(3,340,000)

Share transactions:**
Proceeds from sale of shares	27,080,976	6,278,639
Cost of shares redeemed	(52,372,369)	(20,543,067)

Decrease in net assets resulting from share transactions	(25,291,393)	(14,264,428)

Total increase (decrease) in net assets	(32,332,371)	18,126,960
Net Assets, beginning of period	129,061,534	110,934,574

Net Assets, end of period	$96,729,163	$129,061,534

† Including undistributed (accumulated) net investment income (loss)	$235,198	$(207,061)

** Shares of Common Stock Issued (no par value)
Shares sold	800,000	200,000
Shares redeemed	(1,700,000)	(800,000)

Net decrease	(900,000)	(600,000)

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Africa Index ETF

	For the Year Ended December 31,			For the Period July 10, 2008(a) through December 31, 2008

	2011	2010	2009

Net asset value, beginning of period	$34.68	$28.15	$21.64	$40.25

Income from investment operations:
Net investment income	1.00	0.44	0.16	0.27
Net realized and unrealized gain (loss) on investments	(8.65)	6.47	6.58	(18.69)

Total from investment operations	(7.65)	6.91	6.74	(18.42)

Less:
Dividends from net investment income	(0.97)	(0.38)	(0.23)	(0.19)

Net asset value, end of period	$26.06	$34.68	$28.15	$21.64

Total return (b)	(22.06)%	24.57%	31.15%	(45.76	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$63,838	$107,515	$36,591	$4,328
Ratio of gross expenses to average net assets	1.07%	0.95%	1.43%	3.15	%(d)
Ratio of net expenses to average net assets	0.81%	0.83%	0.84%	0.88	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.81%	0.83%	0.83%	0.83	%(d)
Ratio of net investment income to average net assets	2.61%	1.63%	0.93%	2.39	%(d)
Portfolio turnover rate	24%	19%	30%	16	%(c)

	Brazil Small-Cap ETF

	For the Year Ended December 31,		For the Period May 12, 2009(a) through December 31, 2009

	2011	2010

Net asset value, beginning of period	$57.19	$48.39	$24.74

Income from investment operations:
Net investment income	1.04	0.72	0.13
Net realized and unrealized gain (loss) on investments	(16.75)	11.65	23.97

Total from investment operations	(15.71)	12.37	24.10

Less:
Dividends from net investment income	(1.12)	(0.78)		(0.20)
Distributions from net realized gains	(4.01)	(2.79)		(0.25)

Total Dividends and Distributions	(5.13)	(3.57)		(0.45)

Net asset value, end of period	$36.35	$57.19	$48.39

Total return (b)	(27.47)%	25.57%	97.42	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$512,575	$1,078,117	$699,245
Ratio of gross expenses to average net assets	0.62%	0.65%	0.71	%(d)
Ratio of net expenses to average net assets	0.62%	0.65%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.64%	0.71	%(d)
Ratio of net investment income to average net assets	1.82%	1.67%	1.01	%(d)
Portfolio turnover rate	64%	84%	72	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	China ETF

	For the Year Ended December 31, 2011		For the Period October 13, 2010(a) through December 31, 2010

Net asset value, beginning of period	$38.81		$40.75

Income from investment operations:
Net investment loss		(0.27)		(0.07)
Net realized and unrealized loss on investments		(8.26)		(0.77)

Total from investment operations		(8.53)		(0.84)

Less:
Dividends from net investment income	—			(1.08)
Return of capital	—			(0.02)

Total dividends	—			(1.10)

Net asset value, end of period	$30.28		$38.81

Total return (b)	(21.98)%		(2.00	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,139		$19,404
Ratio of gross expenses to average net assets		1.71%	1.11	%(d)
Ratio of net expenses to average net assets		0.72%	0.72	%(d)
Ratio of net expenses, excluding interest expense, to average net assets		0.72%	0.72	%(d)
Ratio of net investment loss to average net assets		(0.71)%	(0.70	)%(d)
Portfolio turnover rate		0%	0	%(c)

	Colombia ETF

	For the Period March 14, 2011(a) through December 31, 2011

Net asset value, beginning of period	$19.98

Income from investment operations:
Net investment income	0.17
Net realized and unrealized loss on investments		(3.51)

Total from investment operations		(3.34)

Less:
Dividends from net investment income		(0.14)

Net asset value, end of period	$16.50

Total return (b)	(16.72	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,650
Ratio of gross expenses to average net assets	10.58	%(d)
Ratio of net expenses to average net assets	0.75	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.75	%(d)
Ratio of net investment income to average net assets	1.13	%(d)
Portfolio turnover rate	22	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Egypt Index ETF

	For the Year Ended December 31, 2011		For the Period February 16, 2010(a) through December 31, 2010

Net asset value, beginning of period	$19.80		$20.57

Income from investment operations:
Net investment income	0.35		0.13
Net realized and unrealized loss on investments	(10.22)			(0.74)

Total from investment operations		(9.87)		(0.61)

Less:
Dividends from net investment income		(0.29)		(0.16)

Net asset value, end of period	$9.64		$19.80

Total return (b)	(49.84)%		(2.98	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$36,155		$10,887
Ratio of gross expenses to average net assets		1.20%	4.14	%(d)
Ratio of net expenses to average net assets		0.94%	0.94	%(d)
Ratio of net expenses, excluding interest expense, to average net assets		0.94%	0.94	%(d)
Ratio of net investment income to average net assets		2.40%	1.57	%(d)
Portfolio turnover rate		54%	49	%(c)

	Germany Small-Cap ETF

	For the Period April 4, 2011(a) through December 31, 2011

Net asset value, beginning of period	$25.37

Income from investment operations:
Net investment income	0.17
Net realized and unrealized loss on investments		(7.74)

Total from investment operations		(7.57)

Less:
Dividends from net investment income		(0.14)

Net asset value, end of period	$17.66

Total return (b)	(29.83	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,649
Ratio of gross expenses to average net assets	8.62	%(d)
Ratio of net expenses to average net assets	0.55	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(d)
Ratio of net investment income to average net assets	1.20	%(d)
Portfolio turnover rate	17	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Gulf States Index ETF

	For the Year Ended December 31,			For the Period July 22, 2008(a) through December 31, 2008

	2011	2010	2009

Net asset value, beginning of period	$23.30	$19.04	$18.05	$40.06

Income from investment operations:
Net investment income (loss)	0.80	0.21	0.25		(0.10)
Net realized and unrealized gain (loss) on investments	(3.20)	4.28	0.92	(21.91)

Total from investment operations	(2.40)	4.49	1.17	(22.01)

Less:
Dividends from net investment income	(0.80)	(0.23)	(0.18)	—

Net asset value, end of period	$20.10	$23.30	$19.04	$18.05

Total return (b)	(10.30)%	23.57%	6.48%	(54.94	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,070	$22,132	$7,615	$4,511
Ratio of gross expenses to average net assets	1.94%	2.53%	4.64%	2.16	%(d)
Ratio of net expenses to average net assets	0.98%	0.98%	0.99%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.98%	0.98%	0.98%	0.98	%(d)
Ratio of net investment income (loss) to average net assets	2.69%	1.71%	1.48%	(0.94	)%(d)
Portfolio turnover rate	29%	18%	43%	13	%(c)

	India Small-Cap Index ETF

	For the Year Ended December 31, 2011	For the Period August 24, 2010(a) through December 31, 2010

Net asset value, beginning of period	$20.25	$19.70

Income from investment operations:
Net investment income (loss)	0.10		(0.01)
Net realized and unrealized gain (loss) on investments	(11.36)	0.56

Total from investment operations	(11.26)	0.55

Less:
Dividends from net investment income	(0.16)	—
Distributions from net realized gains	(0.01)	—

Total Dividends and Distributions	(0.17)	—

Net asset value, end of period	$8.82	$20.25

Total return (b)	(55.63)%	2.79	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$30,881	$53,658
Ratio of gross expenses to average net assets	1.72%	1.46	%(d)
Ratio of net expenses to average net assets	0.85%	0.85	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.85%	0.85	%(d)
Ratio of net investment income (loss) to average net assets	0.67%	(0.17	)%(d)
Portfolio turnover rate	76%	29	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Indonesia Index ETF #

	For the Year Ended December 31,		For the Period January 15, 2009(a) through December 31, 2009

	2011	2010

Net asset value, beginning of period	$28.87	$20.68	$8.30

Income from investment operations:
Net investment income	0.15	0.25	0.09
Net realized and unrealized gain (loss) on investments	(0.09)	8.21	12.35

Total from investment operations	(0.06)	8.46	12.44

Less:
Dividends from net investment income	(0.45)	(0.27)		(0.06)

Net asset value, end of period	$28.48	$28.87	$20.68

Total return (b)	0.22%	40.94%	149.94	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$471,304	$623,500	$201,600
Ratio of gross expenses to average net assets	0.64%	0.60%	0.72	%(d)
Ratio of net expenses to average net assets	0.61%	0.60%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61%	0.60%	0.71	%(d)
Ratio of net investment income to average net assets	1.43%	1.31%	1.31	%(d)
Portfolio turnover rate	18%	31%	26	%(c)

	Latin America Small-Cap Index ETF

	For the Year Ended December 31, 2011	For the Period April 6, 2010(a) through December 31, 2010

Net asset value, beginning of period	$32.46	$24.91

Income from investment operations:
Net investment income	0.39	0.06
Net realized and unrealized gain (loss) on investments	(10.23)	7.70

Total from investment operations	(9.84)	7.76

Less:
Dividends from net investment income	(0.49)		(0.21)
Distributions from net realized gains	(0.31)	—

Total Dividends and Distributions	(0.80)		(0.21)

Net asset value, end of period	$21.82	$32.46

Total return (b)	(30.32)%	31.17	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,181	$25,966
Ratio of gross expenses to average net assets	1.32%	2.87	%(d)
Ratio of net expenses to average net assets	0.63%	0.63	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.63%	0.63	%(d)
Ratio of net investment income to average net assets	1.15%	0.67	%(d)
Portfolio turnover rate	58%	48	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized
#

On February 1, 2011, the Fund effected a stock split as described in the Notes to Financial Statments (See Note 13). Per share data prior to this date has been adjusted to give effect to the stock split.

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Poland ETF

	For the Year Ended December 31,		For the Period November 24, 2009(a) through December 31, 2009

	2011	2010

Net asset value, beginning of period	$27.10	$24.08	$24.71

Income from investment operations:
Net investment income (loss)	0.81	0.23		(0.01)
Net realized and unrealized gain (loss) on investments	(9.92)	3.02		(0.62)

Total from investment operations	(9.11)	3.25		(0.63)

Less:
Dividends from net investment income	(0.75)	(0.23)	—

Net asset value, end of period	$17.24	$27.10	$24.08

Total return (b)	(33.60)%	13.49%	(2.55	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$31,034	$52,842	$7,223
Ratio of gross expenses to average net assets	0.84%	0.94%	7.31	%(d)
Ratio of net expenses to average net assets	0.61%	0.67%	0.76	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61%	0.67%	0.76	%(d)
Ratio of net investment income (loss) to average net assets	2.61%	1.39%	(0.45	)%(d)
Portfolio turnover rate	27%	35%	9	%(c)

	Russia ETF

	For the Year Ended December 31,				For the Period April 24, 2007(a) through December 31, 2007

	2011	2010	2009	2008

Net asset value, beginning of period	$37.47	$31.05	$13.06	$52.29	$39.22

Income from investment operations:
Net investment income	0.59	0.17	0.08	0.37	0.10
Net realized and unrealized gain (loss) on investments	(11.16)	6.43	17.99	(39.23)	13.08

Total from investment operations	(10.57)	6.60	18.07	(38.86)	13.18

Less:
Dividends from net investment income	(0.58)	(0.18)	(0.08)	(0.37)		(0.11)

Net asset value, end of period	$26.32	$37.47	$31.05	$13.06	$52.29

Total return (b)	(28.20)%	21.27%	138.36%	(74.31)%	33.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,557,002	$2,607,965	$1,409,641	$403,623	$800,069
Ratio of gross expenses to average net assets	0.62%	0.71%	0.80%	0.62%	0.70	%(d)
Ratio of net expenses to average net assets	0.62%	0.65%	0.70%	0.62%	0.69	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.65%	0.69%	0.62%	0.69	%(d)
Ratio of net investment income to average net assets	1.25%	0.62%	0.45%	1.27%	0.86	%(d)
Portfolio turnover rate	29%	16%	29%	23%	33	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Russia Small-Cap ETF

	For the Period April 13, 2011(a) through December 31, 2011

Net asset value, beginning of period	$24.96

Income from investment operations:
Net investment income	0.07
Net realized and unrealized loss on investments		(9.10)

Total from investment operations		(9.03)

Less:
Dividends from net investment income		(0.07)

Net asset value, end of period	$15.86

Total return (b)	(36.18	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,172
Ratio of gross expenses to average net assets	7.02	%(d)
Ratio of net expenses to average net assets	0.67	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.67	%(d)
Ratio of net investment income to average net assets	0.52	%(d)
Portfolio turnover rate	41	%(c)

	Vietnam ETF

	For the Year Ended December 31,		For the Period August 11, 2009(a) through December 31, 2009

	2011	2010

Net asset value, beginning of period	$25.34	$25.12	$25.04

Income from investment operations:
Net investment income	0.19	0.40	—	(e)
Net realized and unrealized gain (loss) on investments	(10.61)	0.16	0.12

Total from investment operations	(10.42)	0.56	0.12

Less:
Dividends from net investment income	(0.16)	(0.34)	—
Distributions from net realized gains	—	—		(0.04)

Total Dividends and Distributions	(0.16)	(0.34)		(0.04)

Net asset value, end of period	$14.76	$25.34	$25.12

Total return (b)	(41.11)%	2.24%	0.46	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$198,525	$243,294	$79,139
Ratio of gross expenses to average net assets	0.86%	0.92%	0.96	%(d)
Ratio of net expenses to average net assets	0.76%	0.84%	0.96	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.76%	0.84%	0.96	%(d)
Ratio of net investment income to average net assets	1.00%	2.47%	0.07	%(d)
Portfolio turnover rate	43%	45%	26	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Environmental Services ETF

	For the Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$51.54	$42.68	$35.27	$51.87	$44.55

Income from investment operations:
Net investment income	0.62	0.50	0.36	0.38	0.33
Net realized and unrealized gain (loss) on investments	(4.93)	8.86	7.43	(16.61)	7.53

Total from investment operations	(4.31)	9.36	7.79	(16.23)	7.86

Less:
Dividends from net investment income	(0.62)	(0.50)	(0.38)	(0.37)	(0.54)

Net asset value, end of year	$46.61	$51.54	$42.68	$35.27	$51.87

Total return (b)	(8.36)%	21.93%	22.07%	(31.30)%	17.64%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$23,305	$30,927	$25,606	$24,687	$36,312
Ratio of gross expenses to average net assets	0.83%	0.72%	0.86%	0.68%	0.86%
Ratio of net expenses to average net assets	0.55%	0.55%	0.56%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.08%	1.12%	0.94%	0.73%	0.75%
Portfolio turnover rate	1%	6%	24%	32%	3%

	Gaming ETF

	For the Year Ended December 31,			For the Period January 22, 2008(a) through December 31, 2008

	2011	2010	2009

Net asset value, beginning of period	$31.48	$23.60	$17.54	$39.39

Income from investment operations:
Net investment income	0.75	0.72	0.40	0.56
Net realized and unrealized gain (loss) on investments	(1.34)	7.99	6.17	(22.18)

Total from investment operations	(0.59)	8.71	6.57	(21.62)

Less:
Dividends from net investment income	(0.63)	(0.81)	(0.49)	(0.23)
Distributions from net realized gains	(0.03)	(0.02)	—	—
Return of capital	—	—	(0.02)	—

Total Dividends and Distributions	(0.66)	(0.83)	(0.51)	(0.23)

Net asset value, end of period	$30.23	$31.48	$23.60	$17.54

Total return (b)	(1.87)%	36.97%	37.47%	(54.89	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$96,729	$129,062	$110,935	$2,631
Ratio of gross expenses to average net assets	0.66%	0.65%	0.71%	3.89	%(d)
Ratio of net expenses to average net assets	0.65%	0.65%	0.66%	0.70	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	1.91%	2.53%	3.08%	2.81	%(d)
Portfolio turnover rate	19%	11%	33%	19	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2011, offers forty three investment portfolios.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, China ETF, Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF, Vietnam ETF, Environmental Services ETF and Gaming ETF (each a “Fund” and, together, the “Funds”). India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored by the NYSE Euronext, Deutsche Börse AG, Dow Jones Indexes, Stowe Global Indexes LLC, China Securities Index Co. Ltd. and Market Vectors Index Solutions GmbH, a wholly owned subsidiary of the Adviser.

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index

Africa Index ETF	July 10, 2008	Dow Jones Africa Titans 50 IndexSM
Brazil Small-Cap ETF	May 12, 2009	Market Vectors Brazil Small-Cap Index*
China ETF	October 13, 2010	CSI 300 Index
Colombia ETF	March 14, 2011	Market Vectors Colombia Index*
Egypt Index ETF	February 16, 2010	Market Vectors Egypt Index*
Germany Small-Cap ETF	April 4, 2011	Market Vectors Germany Small-Cap Index*
Gulf States Index ETF	July 22, 2008	Dow Jones GCC Titans 40 IndexSM
India Small-Cap Index ETF	August 24, 2010	Market Vectors India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	Market Vectors Indonesia Index*
Latin America Small-Cap Index ETF	April 6, 2010	Market Vectors Latin America Small-Cap Index*
Poland ETF	November 24, 2009	Market Vectors Poland Index*
Russia ETF	April 24, 2007	DAXglobal® Russia+ Index
Russia Small-Cap ETF	April 13, 2011	Market Vectors Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	Market Vectors Vietnam Index*
Environmental Services ETF	October 10, 2006	NYSE Arca Environmental Services Index
Gaming ETF	January 22, 2008	S-Network Global Gaming Index®

*	Published by Market Vectors Index Solutions GmbH.

Note 2–Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedules of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the period. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments, as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located in the Schedule of Investments.

B.

Basis for Consolidation–The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and is currently a wholly-owned subsidiary and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly owned subsidiary. All material intercompany accounts and transactions have been eliminated.

C.

Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.

Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day.

Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

F.

Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

G.

Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The notional amount of the swap position reflected in the Schedule of Investments is indicative of the volume of swap activity during the year. Details of this disclosure are found below:

At December 31, 2011, China ETF had the following derivatives (not designated as hedging instruments under GAAP):

Liability derivatives Equity risk

Swap contract at value[1]	$1,871,435

[1]	Statements of Assets and Liabilities location: Swap contracts, at value

For China ETF, the impact of transactions in derivative instruments, during the year ended December 31, 2011, were as follows:

Equity risk

Realized gain(loss):
Swap contracts[2]	$(2,613,808)
Change in appreciation (depreciation):
Swap contracts[3]	(1,905,054)

[2]	Statements of Operations location: Net realized gain (loss) on investments
[3]	Statements of Operations location: Change in unrealized appreciation (depreciation) on investments

Forward Foreign Currency Contracts–The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain (loss) on forward currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty in unable to fulfill its obligation or there are unanticipated movement of the foreign currency relative to the U.S. dollar. The Funds had no outstanding forward foreign currency contracts during the year ended December 31, 2011.

Swap Agreements–The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds, other than China ETF, had no outstanding swaps contracts during the year ended December 31, 2011. China ETF invests in the following type of swap:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Outstanding total return swaps for the China ETF at December 31, 2011 are reflected in the Schedule of Investments.

H.

Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2012 (May 1, 2013 for Colombia ETF, Germany Small-Cap ETF and Russia Small-Cap ETF), to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps, excluding interest expense, listed in the table below.

The expense caps and the amounts waived/assumed by the Adviser for the year ended December 31, 2011, are as follows:

Fund	Expense Cap		Waiver of Management Fees	Expenses Assumed by the Adviser

Africa Index ETF	0.78	%*	$255,310	$—
Brazil Small-Cap ETF	0.59	*	—	—
China ETF	0.72		95,931	93,675
Colombia ETF	0.75		7,568	141,216
Egypt Index ETF	0.94		126,449	—
Germany Small-Cap ETF	0.55		10,490	158,855
Gulf States Index ETF	0.98		106,866	96,596
India Small-Cap Index ETF	0.85		256,724	186,397
Indonesia Index ETF	0.60	*	157,648	—
Latin America Small-Cap Index ETF	0.63		115,797	43,803
Poland ETF	0.60	*	138,891	—
Russia ETF	0.62		8,462	—
Russia Small-Cap ETF	0.67		12,632	147,818
Vietnam ETF	0.76		241,413	—
Environmental Services ETF	0.55		81,096	—
Gaming ETF	0.65		4,316	—

*

The Fund expense caps prior to May 1, 2011 were: Africa Index ETF 0.83%, Brazil Small-Cap ETF 0.65%, Indonesia Index ETF 0.68%, and Poland ETF 0.65%. From May 1, 2011 through September 29, 2011, Brazil Small-Cap ETF expense cap was 0.62%.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments–For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding capital share transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Africa Index ETF	$23,211,559	$30,076,404
Brazil Small-Cap ETF	543,885,007	799,297,714
China ETF	—	—
Colombia ETF	1,595,615	419,628
Egypt Index ETF	64,068,538	25,241,860
Germany Small-Cap ETF	496,330	496,714
Gulf States Index ETF	6,141,429	11,054,240
India Small-Cap Index ETF	53,291,825	38,508,946
Indonesia Index ETF	97,235,901	99,195,093
Latin America Small-Cap Index ETF	13,310,036	15,524,194
Poland ETF	16,266,542	16,240,154
Russia ETF	781,887,542	825,157,874
Russia Small-Cap ETF	3,063,720	1,422,173
Vietnam ETF	191,070,806	110,157,543
Environmental Services ETF	294,940	407,652
Gaming ETF	24,921,440	27,609,578

Note 5—Income Taxes—As of December 31, 2011, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Africa Index ETF	$76,872,935	$3,902,229	$(15,742,621)	$(11,840,392)
Brazil Small-Cap ETF	670,007,859	60,806,485	(147,544,065)	(86,737,580)
China ETF	10,293,899	—	—	—
Colombia ETF	2,049,032	13,881	(303,372)	(289,491)
Egypt Index ETF	57,065,766	—	(20,829,806)	(20,829,806)
Germany Small-Cap ETF	3,853,684	20,245	(1,108,442)	(1,088,197)
Gulf States Index ETF	15,997,097	1,819,796	(3,067,960)	(1,248,164)
India Small-Cap Index ETF	57,899,470	1,060,149	(28,082,687)	(27,022,538)
Indonesia Index ETF	504,118,903	25,925,545	(51,526,601)	(25,601,056)
Latin America Small-Cap Index ETF	18,166,094	706,369	(4,042,313)	(3,335,944)
Poland ETF	49,506,841	178,547	(16,964,868)	(16,786,321)
Russia ETF	2,286,327,849	71,054,689	(671,515,050)	(600,460,361)
Russia Small-Cap ETF	4,570,547	44,278	(1,324,439)	(1,280,161)
Vietnam ETF	314,928,233	4,609,393	(116,572,263)	(111,962,870)
Environmental Services ETF	28,828,854	2,027,185	(6,851,344)	(4,824,159)
Gaming ETF	83,448,063	24,299,072	(6,985,164)	17,313,908

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

At December 31, 2011, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Qualified Late Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total

Africa Index ETF	$62,979	$—	$(5,672,750)	$(2,203,951)	$(2,029)	$(11,842,644)	$(19,658,395)
Brazil Small-Cap ETF	2,196,041	—	—	(6,398,546)	(21,613)	(86,759,892)	(90,984,010)
China ETF	—	—	—	(1,984,050)	(197)	—	(1,984,247)
Colombia ETF	—	—	(37,036)	(13,898)	(15)	(289,493)	(340,442)
Egypt Index ETF	—	—	(5,012,129)	(1,702,990)	(501)	(20,829,806)	(27,545,426)
Germany Small-Cap ETF	354	—	(47,805)	(63,735)	(13)	(1,088,287)	(1,199,486)
Gulf States Index ETF	—	—	(4,244,916)	(870,376)	(525)	(1,248,164)	(6,363,981)
India Small-Cap Index ETF	—	—	(8,334,889)	(7,259,250)	(541)	(27,022,179)	(42,616,859)
Indonesia Index ETF	—	—	(11,015,577)	(2,101,112)	(11,130)	(25,600,009)	(38,727,828)
Latin America
Small-Cap Index ETF	327,165	—	(791,191)	(1,281,507)	(273)	(3,336,195)	(5,082,001)
Poland ETF	—	—	(1,878,784)	(2,564,554)	(885)	(16,789,850)	(21,234,073)
Russia ETF	252,544	—	(613,139,908)	(39,852,589)	(79,213)	(600,460,360)	(1,253,949,182)
Russia Small-Cap ETF	—	—	(456,660)	—	(17)	(1,280,161)	(1,736,838)
Vietnam ETF	58,402	—	(33,677,711)	(5,764,785)	(4,682)	(111,973,026)	(151,361,802)
Environmental Services ETF	—	—	(9,087,421)	(299,367)	(2,762)	(4,824,159)	(14,213,709)
Gaming ETF	454,428	—	(1,243,329)	(656,434)	(4,073)	17,313,946	15,864,538

The tax character of dividends paid to shareholders during the year ended December 31, 2011 and December 31, 2010 were as follows:

	2011 Dividends		2010 Dividends

Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Return of Capital

Africa Index ETF	$2,378,950	$—	$1,190,400	$—	$—
Brazil Small-Cap ETF*	18,541,500	53,819,700	45,046,200	23,951,300	—
China ETF	—	—	540,031	—	9,969
Colombia ETF	14,000	—	—	—	—
Egypt Index ETF	1,091,250	—	78,500	—	—
Germany Small-Cap ETF	21,450	—	—	—	—
Gulf States Index ETF	560,000	—	216,600	—	—
India Small-Cap Index ETF*	577,500	—	—	—	—
Indonesia Index ETF	7,497,150	—	6,097,600	—	—
Latin America Small-Cap Index ETF*	519,350	—	170,400	—	—
Poland ETF	1,470,300	—	442,650	—	—
Russia ETF	34,018,000	—	12,291,200	—	—
Russia Small-Cap ETF	14,000	—	—	—	—
Vietnam ETF	2,176,050	—	3,197,700	—	—
Environmental Services ETF	310,000	—	300,000	—	—
Gaming ETF	2,046,144	105,356	3,059,039	280,961	—

* Includes short-term capital gains

Net qualified late year losses incurred after October 31, 2011 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2011, the Funds’ intend to defer to January 1, 2012 for federal tax purposes qualified late year losses as follows:

Fund	Late Year Ordinary Loss	Post-October Capital Losses

Africa Index ETF	$—	$2,203,951
Brazil Small-Cap ETF	—	6,398,546
China ETF	1,984,050	—
Colombia ETF	4,879	9,019
Egypt Index ETF	3,135	1,699,855
Germany Small-Cap ETF	—	63,735

Fund	Late Year Ordinary Loss	Post-October Capital Losses

Gulf States Index ETF	$17,660	$852,716
India Small-Cap Index ETF	352,824	6,906,426
Indonesia Index ETF	126,516	1,974,596
Latin America Small-Cap Index ETF	—	1,281,507
Poland ETF	5,884	2,558,670
Russia ETF	—	39,852,589
Russia Small-Cap ETF	—	—
Vietnam ETF	—	5,784,785
Environmental Services ETF	—	299,367
Gaming ETF	—	656,434

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At December 31, 2011, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective– No Expiration Short-Term Capital Losses	Post-Effective– No Expiration Long-Term Capital Losses
			Amount Expiring in the Year Ended December 31,

Fund			2018	2017	2016	2015

Africa Index ETF	$2,307,439	$1,154,882	$1,095,985	$951,177	$163,267	$—
Brazil Small-Cap ETF	—	—	—	—	—	—
China ETF	—	—	—	—	—	—
Colombia ETF	37,036	—	—	—	—	—
Egypt Index ETF	4,148,881	734,848	128,400	—	—	—
Germany Small-Cap ETF	47,805	—	—	—	—	—
Gulf States Index ETF	388,045	1,781,485	835,393	1,233,252	6,741	—
India Small-Cap Index EF	8,048,906	285,983	—	—	—	—
Indonesia Index ETF	7,892,791	276,916	2,845,870	—	—	—
Latin America Small-Cap Index ETF	759,753	31,438	—	—	—	—
Poland ETF	1,008,368	699,090	171,326	—	—	—
Russia ETF	52,859,423	68,361,816	121,306,708	349,754,000	19,808,213	1,049,748
Russia Small-Cap ETF	456,660	—	—	—	—	—
Vietnam ETF	9,821,193	21,996,319	1,860,199	—	—	—
Environmental Services ETF	2,607	49,601	479,375	6,445,705	2,110,133	—
Gaming ETF	703,842	539,487	—	—	—	—

During the year ended December 31, 2011, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
(continued)

Fund	Increase (Decrease) in Accumulated Net Investment Loss	Increase (Decrease) in Accumulated Net Realized Loss	Increase (Decrease) in Aggregate Paid in Capital

Africa Index ETF	$315,832	$(4,761,314)	$4,445,482
Brazil Small-Cap ETF	4,504,444	(5,655,869)	1,151,425
China ETF	56,732	2,613,808	(2,670,540)
Colombia ETF	(8,350)	8,350	—
Egypt Index ETF	(55,156)	181,093	(125,937)
Germany Small-Cap ETF	(3,807)	3,807	—
Gulf States Index ETF	(9,813)	3,414	6,399
India Small-Cap Index EF	(120,398)	137,068	(16,670)
Indonesia Index ETF	(217,311)	(77,122,851)	77,340,162
Latin America Small-Cap Index ETF	317,496	(552,028)	234,532
Poland ETF	(94,634)	391,875	(297,241)
Russia ETF	(13,854)	(217,982,024)	217,995,878
Russia Small-Cap ETF	40	196	(236)
Vietnam ETF	(430,722)	(3,010,362)	3,441,084
Environmental Services ETF	739	(2,247,538)	2,246,799
Gaming ETF	2,007	(17,915,208)	17,913,201

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2008-2010), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Note 6–Capital Share Transactions–As of December 31, 2011, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2011, the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions

Africa Index ETF	$7,906,179	$17,325,226
Brazil Small-Cap ETF	5,975,670	30,099,226
China ETF	—	—
Colombia ETF	806,354	—
Egypt Index ETF	17,988,692	3,885,384
Germany Small-Cap ETF	3,846,392	—
Gulf States Index ETF	38,875	114,228
India Small-Cap Index ETF	87,891	67,688
Indonesia Index ETF	388,833,094	485,485,945
Latin America Small-Cap Index ETF	1,560,009	3,522,117
Poland ETF	34,272,969	31,778,659
Russia ETF	1,179,795,334	1,291,636,051
Russia Small-Cap ETF	3,265,572	—
Vietnam ETF	29,831,321	11,939,813
Environmental Services ETF	6,130,861	10,564,353
Gaming ETF	22,502,532	44,466,323

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the Deferred “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9–Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the Dreyfus Government Cash Management Fund, the BNY Mellon Overnight Government Fund and the Bank of New York Institutional Cash Reserve (“BNY Fund”). Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the period were as follows:

Fund	Value of Securities Loaned	Value of Collateral

Brazil Small-Cap ETF	$4,691,136	$4,832,140
Environmental Services ETF	320,655	329,101
Gaming ETF	1,855,862	1,932,417
Russia ETF	87,713,481	92,272,429

Note 10–BNY Mellon Capital Support Agreement–On December 15, 2009, the Funds entered into a Capital Support Agreement (the “Agreement”) with BNY Mellon to provide capital support to those Funds that had investments in Series B shares of the BNY Fund representing the segregated investments in two securities issued by Lehman Brothers Inc. (“Lehman”). BNY Mellon agreed to provide capital support to mitigate the Funds’ loss in BNY Fund resulting from the Lehman bankruptcy on September 16, 2008. Under the terms of the Agreement, BNY Mellon agreed to a guaranteed recovery on Series B shares of BNY Fund representing 80% of the par value of the Lehman securities (“Guaranteed Recovery Amount”), provided that certain conditions were met by the Funds affected including continued participation by the Funds in the BNY Mellon securities lending program, retention of disposition discretion of the Lehman securities with BNY Mellon and a three year vesting period which commenced on September 15, 2008.

NOTES TO FINANCIAL STATEMENTS
(continued)

The Funds satisfied the aforementioned conditions and on September 28, 2011 elected an option under the Agreement for BNY Mellon to purchase the Lehman securities from the Funds at the Guaranteed Recovery Amount. The Funds recognized losses on the BNY Mellon purchase for the difference between the cost of the securities and the Guaranteed Recovery Amount which are included in Net Realized Gain (Loss) on Investments in the Statement of Operations. Details for the Funds affected are as follows:

Fund	Cost of Lehman Securities	Value of Lehman Securities

Russia ETF	$755,388	$604,310
Environmental Services ETF	87,523	70,018
Gaming ETF	715	572

Note 11–Bank Line of Credit–Certain Funds may participate in a $40 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2011, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate

Africa Index ETF	74	$1,321,922	1.85%
Brazil Small-Cap ETF	220	4,212,627	1.86
Gulf States Index ETF	10	702,062	1.83
India Small-Cap Index ETF	78	759,498	1.85
Indonesia Index ETF	81	323,694	1.83
Poland ETF	6	140,200	1.82
Russia ETF	25	7,625,202	1.82
Vietnam ETF	132	2,264,070	1.88
Gaming ETF	53	295,763	1.83

As of December 31, 2011, India Small-Cap Index ETF had an outstanding loan balance of $824,123.

Note 12–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2011, the Funds did not have any expense offsets to reduce custodial fees.

Note 13—Stock Split—On January 19, 2011, the Adviser announced the Board of Trustees approved a 3 for 1 stock split of the Indonesia Index ETF. This split took place for shareholders of record as of the close of business on January 28, 2011 and was payable on January 31, 2011. Fund shares began trading on the split adjusted NAV on February 1, 2011.

Note 14–Recent Accounting Pronouncements–In May 2011, Financial Accounting Standards Board issued Accounting Standards Update “ASU” No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the Funds’ financial statements.

Note 15–Subsequent Event Review–The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective January 20, 2012, Market Vectors ETF Trust increased the line of credit from $40 million to $130 million.

TAX INFORMATION
(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2011 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income

Africa ETF	$235,460	$3,570,161
Colombia ETF	1,355	29,846
Germany Small-Cap ETF	5,679	41,504
Gulf States Index ETF	69,581	836,529
Indonesia Index ETF	1,724,659	12,580,142
Latin America Small-Cap Index ETF	23,064	419,804
Poland ETF	340,728	2,271,345
Russia ETF	11,753,860	61,758,975
Russia Small-Cap ETF	3,490	26,572
Vietnam ETF	88,206	4,591,323
Gaming ETF	130,678	2,851,291

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid qualify for the Corporate Dividends Received Deduction 2011.

Environmental Services ETF	90.32%

Gaming ETF	28.10%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (consolidated as it relates to India Small-Cap Index ETF), of Africa Index ETF, Brazil Small-Cap ETF, China ETF, Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF, Vietnam ETF, Environmental Services ETF and Gaming ETF, (sixteen of the series constituting Market Vectors ETF Trust) (the “Funds”) as of December 31, 2011, and the related statements of operations (consolidated as it relates to India Small-Cap Index ETF), the changes in net assets (consolidated as it relates to India Small-Cap Index ETF) and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (consolidated as it relates to India Small-Cap Index ETF) of the Funds at December 31, 2011, the results of their operations (consolidated as it relates to India Small-Cap Index ETF), the changes in their net assets (consolidated as it relates to India Small-Cap Index ETF) and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 23, 2012

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS
December 31, 2011 (unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee

Independent Trustees:

David H. Chow, 54*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	43	Director, Audit Committee Chairman and Compensation Committee member, Forward Management, LLC; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee.

R. Alastair Short, 58*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	52	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds; Director, Kenyon Review.

Richard D. Stamberger, 52*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	52	None.

Interested Trustee:

Jan F. van Eck, 48[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	43	Director, National Committee on US-China Relations.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Market Vectors ETF Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

BOARD OF TRUSTEES AND OFFICERS
(continued)

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008	Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser

Charles T. Cameron, 51	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 54	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 55	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and of VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 – December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTOR MANAGEMENT AGREEMENTS

At a meeting held on September 7, 2011 (the “September Meeting”), the Board, including all of the Independent Trustees, approved investment management agreements between the Trust and the Adviser (each a “September Investment Management Agreement”) with respect to the Market Vectors Mongolia ETF and Nigeria ETF (collectively, the “New September Funds”). In addition, at a meeting held on December 1, 2011 (the “December Meeting”), the Board, including all of the Independent Trustees, approved investment management agreements between the Trust and the Adviser (each a “December Investment Management Agreement”) with respect to the Market Vectors Indonesia Small-Cap ETF, Nigeria-Focused Western Africa ETF and Unconventional Oil & Gas ETF (and, collectively with the New September Funds, the “Funds”). The September Investment Management Agreements and December Investment Management Agreements are collectively referred to as the “Investment Management Agreements.”

The Board’s approval of each Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of each of the September Meeting and the December Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of each Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of each Investment Management Agreement was based, in part, on information obtained through discussions at the September Meeting and the December Meeting (as applicable) with, among others, management of the Funds and the Adviser, information obtained at prior meetings of the Trustees among themselves and/or with management and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved or proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser would provide under, each Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of at least one year following the effective date of each Fund’s respective registration statement. The Trustees also considered information respecting the financial condition of the Adviser, the current status, as they understood it, of the Adviser’s compliance environment and the Adviser’s views of the proposed service providers.

In addition, the Trustees were given data on the exchange-traded fund market and expense ratios of other funds. The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to each Fund, including any it may receive from providing administrative services to each of the Funds and from an affiliate of the Adviser serving as distributor to each Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of each of the Funds to the Adviser because the Funds had not yet commenced operations. However, the Adviser agreed to provide the Trustees with profitability information in connection with future proposed continuances of each Investment Management Agreement, which will permit the Trustees to consider in the future the extent to which economies of scale may exist and whether the fees paid to the Adviser reflect these economies of scale for the benefit of shareholders. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to each of the Funds, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the interest of the relevant Fund and such Fund’s shareholders.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:
Van Eck Associates Corporation

Distributor:
Van Eck Securities Corporation
335 Madison Avenue
New York, NY 10017
vaneck.com

Account Assistance:
1.888.MKT.VCTR

MVINTLAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and Governance
     Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     Ernst & Young, as principal accountant for the Market Vectors ETF
     Trust, billed audit fees of $561,380 for 2011 and $556,250 for 2010.

(b)  Audit-Related Fees

     Ernst & Young billed audit-related fees of $0 for 2011 and $2,500 for
     2010.

(c)  Tax Fees

     Ernst & Young billed tax fees of $270,344 for 2011 and $280,509 for 2010.

(d)  All Other Fees

None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Market
     Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date March 5, 2012
     --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 5, 2012
     --------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 5, 2012
     --------------